         As filed with the Securities and Exchange
              Commission on October 31, 2001

                                       File Nos. 33-49530
                                                 811-6730

            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

               Pre-Effective Amendment No.

                Post-Effective Amendment No. 22         X

                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

                     Amendment No.  24                  X

            Alliance Premier Growth Fund, Inc.
    (Exact Name of Registrant as Specified in Charter)

  1345 Avenue of the Americas, New York, New York  10105
   (Address of Principal Executive Office)   (Zip Code)
Registrant's Telephone Number, including Area Code:(800)
221-5672

                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York  10105
          (Name and address of agent for service)

               Copies of Communications to:
                 Thomas G. MacDonald, Esq.
                    Seward & Kissel LLP
                  One Battery Park Plaza
                 New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
      X  on November 1, 2001 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

      Prospectus and Application


      November 1, 2001


      Domestic Stock Funds

            > Alliance Premier Growth Fund
            > Alliance Health Care Fund
            > Alliance Growth Fund
            > Alliance Technology Fund
            > Alliance Quasar Fund
            > The Alliance Fund

      Total Return Funds

            > Alliance Growth and Income Fund
            > Alliance Balanced Shares

      Global Stock Funds


            > Alliance New Europe Fund
            > Alliance Worldwide
              Privatization Fund
            > Alliance International
              Premier Growth Fund
            > Alliance Global Small Cap Fund
            > Alliance International Fund
            > Alliance Greater China '97 Fund
            > Alliance All-Asia Investment Fund
            > The Korean Investment Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page


RISK/RETURN SUMMARY .......................................................    3
Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   20
Principal Risks by Fund ...................................................   21

FEES AND EXPENSES OF THE FUNDS ............................................   22

GLOSSARY ..................................................................   25

DESCRIPTION OF THE FUNDS ..................................................   26
Investment Objectives and Principal Policies ..............................   26
Description of Additional Investment Practices ............................   36
Additional Risk Considerations ............................................   42

MANAGEMENT OF THE FUNDS ...................................................   45

PURCHASE AND SALE OF SHARES ...............................................   48
How The Funds Value Their Shares ..........................................   48
How To Buy Shares .........................................................   48
How To Exchange Shares ....................................................   48
How To Sell Shares ........................................................   48

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   49

DISTRIBUTION ARRANGEMENTS .................................................   50

GENERAL INFORMATION .......................................................   51

FINANCIAL HIGHLIGHTS ......................................................   53

APPENDIX A--ADDITIONAL INFORMATION ABOUT
THE UNITED KINGDOM, JAPAN, AND GREATER
CHINA COUNTRIES ...........................................................   64


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 19.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and


o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -23.28%      19.46%        18.45%
--------------------------------------------------------------------------------
Class B                                      -23.28%      19.71%        18.99%
--------------------------------------------------------------------------------
Class C                                      -21.12%      19.72%        18.33%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                    -22.42%      18.15%        16.67%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A shares and Class B shares: 9/28/92 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -31.19%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
n/a   n/a   9.98   -5.80   46.87   24.14   32.67   49.31   28.98   -19.87

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -15.93%, 4th quarter, 2000.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                        1 Year       Inception**
--------------------------------------------------------------------------------
Class A                                                 25.82%          21.14%
--------------------------------------------------------------------------------
Class B                                                 26.56%          22.11%
--------------------------------------------------------------------------------
Class C                                                 29.43%          24.18%
--------------------------------------------------------------------------------
S&P 500 Index                                           -9.10%           1.16%
--------------------------------------------------------------------------------
S&P Healthcare Composite                                35.95%          20.45%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 8/27/99.


BAR CHART


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -20.16%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a     n/a    n/a     31.44


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was up 0.71%, 4th quarter, 2000.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -21.93%      14.49%       19.38%
--------------------------------------------------------------------------------
Class B                                       -21.78%      14.67%       19.50%
--------------------------------------------------------------------------------
Class C                                       -19.76%      14.67%       19.06%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------
Russell 3000 Index                             -7.46%      17.40%       17.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 8/2/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -35.69%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
63.62   10.66   28.99   -1.15   29.49   23.20   27.09   28.17   25.58   -18.47

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 29.81%, 1st quarter, 1991; and Worst Quarter was down -16.26%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -27.82%      20.35%       26.21%
--------------------------------------------------------------------------------
Class B                                       -27.98%      20.53%       26.27%
--------------------------------------------------------------------------------
Class C                                       -25.88%      20.53%       26.09%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class B shares and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -44.85%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-----------------------------------------------------------------------------
54.24   15.50   21.63   28.50   45.80   19.41    4.54   63.14   71.78   -24.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -27.39%, 4th quarter, 2000.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -11.53%       8.19%       12.53%
--------------------------------------------------------------------------------
Class B                                       -11.60%       8.30%       12.34%
--------------------------------------------------------------------------------
Class C                                        -9.11%       8.32%       12.15%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                     -22.43%       7.14%       12.80%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.94%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
34.27    2.81   16.16   -7.27   47.64   32.62   17.24   -4.56   12.96    -7.61

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.10%, 1st quarter, 1991; and Worst Quarter was down -28.46%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -19.44%      10.89%       14.49%
--------------------------------------------------------------------------------
Class B                                       -19.59%      10.95%       14.46%
--------------------------------------------------------------------------------
Class C                                       -17.40%      10.86%       14.38%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index                  -11.75%      17.77%       16.56%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 3/4/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -33.50%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
33.91   14.70   14.26   -2.51   34.84   17.54   36.01   -2.72   33.90   -15.88

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -24.32%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                         8.80%      18.50%       16.23%
--------------------------------------------------------------------------------
Class B                                         8.79%      18.65%       16.12%
--------------------------------------------------------------------------------
Class C                                        11.77%      18.64%       15.97%
--------------------------------------------------------------------------------
Russell 1000 Value Index                        7.01%      16.91%       17.37%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 2/8/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -11.62%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
27.08    4.52    9.96   -4.20   37.86   24.13   28.86   21.23   10.78    13.64

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -13.82%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                         7.70%      12.70%       11.86%
--------------------------------------------------------------------------------
Class B                                         7.63%      12.80%       11.73%
--------------------------------------------------------------------------------
Class C                                        10.67%      12.83%       11.58%
--------------------------------------------------------------------------------
S&P 500 Index                                  -9.10%      18.33%       17.44%
--------------------------------------------------------------------------------
Lehman Gov't Bond Index                        13.24%       6.49%        7.88%
--------------------------------------------------------------------------------
Solomon 1 year Treasury Index                   7.10%       5.80%        5.65%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 2/4/91 and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -4.40%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
20.47    6.81    9.93   -5.79   26.64    9.36   27.13   15.75    4.90    12.48

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -6.41%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2001, the Fund had approximately 40% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -12.66%      14.16%       12.78%
--------------------------------------------------------------------------------
Class B                                       -12.77%      14.31%       12.81%
--------------------------------------------------------------------------------
Class C                                       -10.29%      14.32%       12.70%
--------------------------------------------------------------------------------
MSCI Europe Index                              -8.14%      15.75%       13.92%
--------------------------------------------------------------------------------
MSCI Europe Growth Index                      -16.51%      13.38%       15.93%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 3/5/91 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.59%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
 3.30   -0.53   34.57    4.64   18.63   20.58   16.83   24.99   26.12    -8.77

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -19.73%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -28.50%      11.16%         9.13%
--------------------------------------------------------------------------------
Class B                                      -28.49%      11.33%         9.07%
--------------------------------------------------------------------------------
Class C                                      -26.56%      11.31%         9.07%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)            -13.16%       7.84%         7.73%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A shares and Class B shares: 6/2/94 and Class C shares: 2/8/95. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -26.27%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a    4.91   23.14   13.18    8.92   56.33   -25.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                          1 Year     Inception**
--------------------------------------------------------------------------------
Class A                                                  -28.50%         1.93%
--------------------------------------------------------------------------------
Class B                                                  -28.87%         2.08%
--------------------------------------------------------------------------------
Class C                                                  -26.59%         2.75%
--------------------------------------------------------------------------------
MSCI EAFE Index                                          -13.96%         5.15%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                                   -24.40%         2.23%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 3/3/98.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -29.64%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a     n/a   47.21   -25.35

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -11.78%, 3rd quarter, 2000.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -21.59%       8.97%       10.31%
--------------------------------------------------------------------------------
Class B                                       -21.45%       9.13%       10.19%
--------------------------------------------------------------------------------
Class C                                       -19.38%       9.13%       10.00%
--------------------------------------------------------------------------------
MSCI World Index                              -12.92%      12.53%       12.43%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -34.58%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
25.29   -4.89   20.04   -4.55   27.18   19.37    8.08    3.56   46.65   -18.09

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -23.07%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                               1 Year     5 Years     10 Years**
--------------------------------------------------------------------------------
Class A                                       -23.01%       4.31%        6.39%
--------------------------------------------------------------------------------
Class B                                       -22.84%       4.39%        6.14%
--------------------------------------------------------------------------------
Class C                                       -20.98%       4.37%        5.95%
--------------------------------------------------------------------------------
MSCI EAFE Index                               -13.96%       7.43%        8.56%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -31.09%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

   91      92      93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
 7.72   -5.86   27.51    5.68   10.10    7.20    1.41    9.64   34.62   -19.59

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.84%, 4th quarter, 1999; and Worst Quarter was down -17.90%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2001, the Fund had approximately 72% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                                          1 Year     Inception**
--------------------------------------------------------------------------------
Class A                                                  -27.54%        -3.96%
--------------------------------------------------------------------------------
Class B                                                  -27.96%        -3.76%
--------------------------------------------------------------------------------
Class C                                                  -25.67%        -3.51%
--------------------------------------------------------------------------------
MSCI China Free Index                                    -32.19%       -32.50%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                     -14.74%        -1.88%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                        -44.90%       -17.39%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 9/3/97.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -25.86%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a     n/a     n/a     n/a   -8.02   82.87   -24.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -26.95%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At June 30, 2001, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns*
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                         Since
                                              1 Year     5 Years     Inception**
--------------------------------------------------------------------------------
Class A                                      -42.92%      -5.76%        -3.20%
--------------------------------------------------------------------------------
Class B                                      -42.99%      -5.66%        -3.22%
--------------------------------------------------------------------------------
Class C                                      -41.42%      -5.62%        -3.18%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index          -28.15%      -4.57%        -3.62%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 11/28/94.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/01, the year to date unannualized return for the Class A shares was -30.95%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a    n/a     n/a   10.21    4.58  -35.10  -12.34  118.99   -40.40

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -22.26%, 4th quarter, 2000.

The Korean Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests at least 80% of its net assets in securities of Korean issuers. The Fund invests in companies that, in the opinion of Alliance, possess the potential for growth, including established companies in rapidly growing industry sectors such as telecommunications, electronics and consumer products. While investment in large Korean companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products. The Fund was previously a closed-end fund (the "Closed-end Fund") and will commence operations as an open-end fund on or about December 3, 2001 (the "Conversion Date").

The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in Korean companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting Korea, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in smaller capitalization stocks may be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Shares of the Closed-end Fund outstanding at the time of the Conversion Date will be designated Class A shares of the Fund ("Conversion Class A Shares"). The returns presented below are for the Closed-end Fund and do not reflect total expenses of the Class A shares. If the effect of Class A share expenses were reflected, returns would be lower than those shown because Class A shares are expected to have higher total expenses than the Closed-end Fund.

Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------
                                                                          Since
                                               1 Year     5 Years     Inception*
--------------------------------------------------------------------------------
Closed-end Fund                               -50.46%     -11.47%        -6.67%
--------------------------------------------------------------------------------
Korea Composite Stock Price Index             -56.05%     -18.92%        -7.56%
--------------------------------------------------------------------------------
Lipper Pacific ex-Japan Funds Average         -33.84%      -7.77%        -1.64%
--------------------------------------------------------------------------------

*     Closed-end Fund inception date: 2/24/92.

BAR CHART

The following chart shows the annual returns for the Closed-end Fund since inception. Through 9/30/01, the year to date unannualized return for the Closed-end Fund was 14.77%.

   [The following table was depicted as a bar chart in the printed material.]

Calendar Year End

  91   92     93      94      95      96      97      98      99       00
-------------------------------------------------------------------------------
n/a   n/a  25.17   17.86  -24.08  -31.38  -65.14   85.33  147.71   -50.46

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the periods shown in the bar chart, the Closed-end Fund's:

Best Quarter was up 113.94%, 4th quarter, 1998; and Worst Quarter was down -61.23%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK


This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. Alliance Health Care Fund, Alliance Quasar Fund, Alliance Global Small Cap Fund and The Korean Investment Fund are particularly subject to this risk.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund.

MANAGEMENT RISK


Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                      Industry/  Capital-  Interest                           Country or            Focused  Alloca-
                              Market   Sector     ization    Rate   Credit Foreign  Currency  Geographic  Manage-  Portfolio  tion
Fund                           Risk     Risk       Risk      Risk    Risk   Risk      Risk       Risk    ment Risk   Risk     Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund     o                                                                           o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund        o        o          o                        o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund             o                   o         o       o      o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund         o        o                                   o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund             o                   o                                                       o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund                o                   o                                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                      o                             o       o                                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares         o                             o       o                                     o                 o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund         o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund               o        o                                   o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund              o                                            o         o                    o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                             o                   o                        o         o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Fund      o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                             o                                            o         o          o         o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                             o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
The Korean Investment Fund       o                   o         o       o      o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A Shares   Class B Shares   Class C Shares
                                                            --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%            None             None

Maximum Deferred Sales Charge (Load)                        None             4.0%*            1.0%**
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)

Exchange Fee                                                None             None             None


Redemption Fee                                              None***          None             None


* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.
**    For Class C shares, the CDSC is 0% after the first year.

*** For shares of The Korean Investment Fund that were converted to Class A shares as a result of the Fund's conversion to an open-end investment company ("Conversion Class A shares"), the Fund will impose a temporary redemption fee of 2.0% on redemptions or exchanges made during the 12 month period from the date of the conversion.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                      Operating Expenses                                                    Examples
--------------------------------------------------------------    -----------------------------------------------------------------
Alliance Premier
Growth Fund                     Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .91%        .91%       .91%     After 1 year    $  562   $  616     $  216     $  316    $  216
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  852   $  867     $  667     $  667    $  667
   Other expenses                 .20%        .22%       .22%     After 5 years   $1,163   $1,144     $1,144     $1,144    $1,144
                                 ----        ----       ----      After 10 years  $2,044   $2,279(c)  $2,279(c)  $2,462    $2,462
   Total fund
      operating expenses         1.41%       2.13%      2.13%
                                 ====        ====       ====


Alliance Health Care Fund       Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .95%        .95%       .95%     After 1 year    $  593   $  649     $  249     $  347    $  247
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  947   $  967     $  767     $  761    $  761
   Other expenses                 .48%        .51%       .49%     After 5 years   $1,324   $1,311     $1,311     $1,301    $1,301
                                 ----        ----       ----      After 10 years  $2,379   $2,616(c)  $2,616(c)  $2,776    $2,776
   Total fund
      operating expenses         1.73%       2.46%      2.44%
                                 ====        ====       ====


Alliance Growth Fund            Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees                .67%        .67%       .67%     After 1 year    $  536   $  589     $  189     $  288    $  188
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  772   $  785     $  585     $  582    $  582
   Other expenses                 .17%        .19%       .18%     After 5 years   $1,026   $1,006     $1,006     $1,001    $1,001
                                 ----        ----       ----      After 10 years  $1,752   $1,992(c)  $1,992(c)  $2,169    $2,169
   Total fund
      operating expenses         1.14%       1.86%      1.85%
                                 ====        ====       ====

Alliance Technology Fund        Class A     Class B    Class C                   Class A  Class B+   Class B++  Class C+  Class C++
                                -------     -------    -------                   -------  --------   ---------  --------  ---------
   Management fees               1.00%       1.00%      1.00%     After 1 year    $  571   $  623     $  223     $  324    $  224
   Distribution (12b-1) fees      .30%       1.00%      1.00%     After 3 years   $  879   $  888     $  688     $  691    $  691
   Other expenses                 .20%        .20%       .21%     After 5 years   $1,209   $1,180     $1,180     $1,185    $1,185
                                 ----        ----       ----      After 10 years  $2,139   $2,357(c)  $2,357(c)  $2,544    $2,544
   Total fund
      operating expenses         1.50%       2.20%      2.21%
                                 ====        ====       ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 24.

                      Operating Expenses                                                    Examples
------------------------------------------------------------    --------------------------------------------------------------------
Alliance Quasar Fund          Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.01%       1.01%      1.01%     After 1 year      $  589    $  647    $  247      $  346    $  246
   Distribution (12b-1) fees    .27%       1.00%      1.00%     After 3 years     $  932    $  961    $  761      $  758    $  758
   Other expenses               .40%        .43%       .42%     After 5 years     $1,299    $1,301    $1,301      $1,296    $1,296
                               ----        ----       ----      After 10 years    $2,328    $2,589(c) $2,589(c)   $2,766    $2,766
   Total fund
      operating expenses       1.68%       2.44%      2.43%
                               ====        ====       ====

The Alliance Fund             Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .67%        .67%       .67%     After 1 year      $  527    $  590    $  190      $  289    $  189
   Distribution (12b-1) fees    .21%       1.00%      1.00%     After 3 years     $  742    $  788    $  588      $  585    $  585
   Other expenses               .16%        .20%       .19%     After 5 years     $  975    $1,011    $1,011      $1,006    $1,006
                               ----        ----       ----      After 10 years    $1,642    $1,974(c) $1,974(c)   $2,180    $2,180
   Total fund
      operating expenses       1.04%       1.87%      1.86%
                               ====        ====       ====


Alliance Growth and
Income Fund (a)               Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .62%        .62%       .62%     After 1 year      $  529    $  586    $  186      $  285    $  185
   Distribution (12b-1) fees    .26%       1.00%      1.00%     After 3 years     $  751    $  776    $  576      $  573    $  573
   Other expenses               .19%        .21%       .20%     After 5 years     $  990    $  990    $  990      $  985    $  985
                               ----        ----       ----      After 10 years    $1,675    $1,949(c) $1,949(c)   $2,137    $2,137
   Total fund
      operating expenses       1.07%       1.83%      1.82%
                               ====        ====       ====

Alliance Balanced Shares      Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .54%        .54%       .54%     After 1 year      $  539    $  596    $  196      $  296    $  196
   Distribution (12b-1) fees    .27%       1.00%      1.00%     After 3 years     $  781    $  806    $  606      $  606    $  606
   Other expenses               .36%        .39%       .39%     After 5 years     $1,041    $1,042    $1,042      $1,042    $1,042
                               ----        ----       ----      After 10 years    $1,785    $2,056(c) $2,056(c)   $2,254    $2,254
   Total fund
      operating expenses       1.17%       1.93%      1.93%
                               ====        ====       ====

Alliance New Europe Fund      Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .93%        .93%       .93%     After 1 year      $  599    $  657    $  257      $  354    $  254
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $  964    $  991    $  791      $  782    $  782
   Other expenses               .56%        .61%       .58%     After 5 years     $1,353    $1,350    $1,350      $1,335    $1,335
                               ----        ----       ----      After 10 years    $2,441    $2,691(c) $2,691(c)   $2,846    $2,846
   Total fund
      operating expenses       1.79%       2.54%      2.51%
                               ====        ====       ====

Alliance Worldwide
Privatization Fund            Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  601    $  659    $  259      $  359    $  259
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $  970    $  996    $  796      $  796    $  796
   Other expenses               .51%        .56%       .56%     After 5 years     $1,363    $1,360    $1,360      $1,360    $1,360
                               ----        ----       ----      After 10 years    $2,461    $2,712(c) $2,712(c)   $2,895    $2,895
   Total fund
      operating expenses       1.81%       2.56%      2.56%
                               ====        ====       ====


Alliance International
Premier Growth Fund           Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  615    $  670    $  270      $  369    $  269
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,011    $1,029    $  829      $  826    $  826
   Other expenses               .65%        .67%       .66%     After 5 years     $1,432    $1,415    $1,415      $1,410    $1,410
                               ----        ----       ----      After 10 years    $2,603    $2,829(c) $2,829(c)   $2,993    $2,993
   Total fund
      operating expenses       1.95%       2.67%      2.66%
                               ====        ====       ====


Alliance Global
Small Cap Fund                Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  633    $  693    $  293      $  392    $  292
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,067    $1,098    $  898      $  895    $  895
   Other expenses               .84%        .90%       .89%     After 5 years     $1,525    $1,528    $1,528      $1,523    $1,523
                               ----        ----       ----      After 10 years    $2,792    $3,044(c) $3,044(c)   $3,214    $3,214
   Total fund
      operating expenses       2.14%       2.90%      2.89%
                               ====        ====       ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 24.

                      Operating Expenses                                                    Examples
------------------------------------------------------------    --------------------------------------------------------------------
Alliance International Fund   Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              .94%        .94%       .94%     After 1 year      $  609    $  671    $  271      $  367    $  267
   Distribution (12b-1) fees    .26%       1.00%      1.00%     After 3 years(d)  $1,022    $1,061    $  861      $  849    $  849
   Other expenses               .83%        .88%       .84%     After 5 years(d)  $1,459    $1,477    $1,477      $1,457    $1,457
                              -----       -----      -----      After 10 years(d) $2,673    $2,949(c) $2,949(c)   $3,099    $3,099
   Total fund
      operating expenses       2.03%       2.82%      2.78%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)        (.14)%      (.14)%     (.14)%
                              =====       =====      =====
   Net expenses                1.89%       2.68%      2.64%
                              =====       =====      =====

Alliance Greater
China '97 Fund                Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  668    $  724    $  324      $  426    $  324
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years(d)  $2,450    $2,508    $2,308      $2,282    $2,282
   Other expenses              8.20%       8.28%      8.13%     After 5 years(d)  $4,075    $4,087    $4,087      $4,044    $4,044
                              -----       -----      -----      After 10 years(d) $7,539    $7,684(c) $7,685(c)   $7,716    $7,716
   Total fund
      operating expenses       9.50%      10.28%     10.13%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)       (6.99)%     (7.07)%    (6.92)%
                              =====       =====      =====
   Net expenses                2.51%       3.21%      3.21%
                              =====       =====      =====


Alliance All-Asia
Investment Fund               Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees              1.00%       1.00%      1.00%    After 1 year      $  653    $  721    $  321      $  421    $  321
   Distribution (12b-1) fees     .30%       1.00%      1.00%    After 3 years     $1,127    $1,180    $  980      $  980    $  980
   Other expenses                                               After 5 years     $1,627    $1,664    $1,664      $1,664    $1,664
      Administration fees        .15%        .15%       .15%    After 10 years    $2,997    $3,294(c) $3,294(c)   $3,485    $3,485
      Other operating expenses   .90%       1.03%      1.03%
                               -----       -----       ----
   Total other expenses         1.05%       1.18%      1.18%
                               -----       -----      -----
   Total fund
      operating expenses        2.35%       3.18%      3.18%
                               =====       =====      =====


The Korean
Investment Fund (e)           Class A     Class B    Class C                     Class A   Class B+  Class B++   Class C+  Class C++
                              -------     -------    -------                     -------   --------  ---------   --------  ---------
   Management fees             1.00%       1.00%      1.00%     After 1 year      $  667    $  723    $  323      $  423    $  323
   Distribution (12b-1) fees    .30%       1.00%      1.00%     After 3 years     $1,719    $1,747    $1,547      $1,547    $1,547
   Other expenses              4.08%       4.08%      4.08%
                             ------      ------      -----
   Total fund
      operating expenses       5.38%       6.08%      6.08%
                              =====       =====      =====
   Waiver and/or expense
      reimbursement (b)       (2.88)%     (2.88)%    (2.88)%
                              =====       =====      =====
   Net expenses                2.50%       3.20%      3.20%
                              =====       =====      =====

----------
+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a) Reflects the increase in the advisory fee effective as of December 7, 2000.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(c)   Assumes Class B shares convert to Class A shares after eight years.
(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(e)   Based on estimated expenses.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


Korean company is an entity that (i) is organized under the laws of Korea and conducts business in Korea, (ii) derives 50% or more of its total revenues from business in Korea, or (iii) issues equity or debt securities that are traded principally in Korea.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.


RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;


o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities of these companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes; and


o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Alliance Balanced Shares


Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.


The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund


Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund


Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance International Fund

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund


Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy may not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.


The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain not more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


The Korean Investment Fund

The Korean Investment Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. The Fund normally invests at least 80% of its net assets in securities of Korean issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in equity securities of Korean companies. The Fund invests in Korean companies that, in the opinion of Alliance, possess the potential for growth, including established companies in industry sectors such as telecommunications, electronics and consumer products. While investment in large companies is emphasized, on occasion the Fund may invest in smaller companies believed by Alliance to have growth potential. In particular, the Fund invests in securities of Korean companies that Alliance believes are likely to benefit from the emergence of new markets for their products.

A small number of companies and industries in Korea represents a large portion of the Korean securities market, which is relatively small compared to the U.S. market. Korean conglomerates have a dominant position in the Korean economy. According to the latest available data, the top 30 conglomerates produced approximately 16% of Korea's GDP and accounted for approximately 41% of manufacturing and 50% of imports. Of the top 30 conglomerates, the top four groups produced approximately 9% of GDP. Nevertheless, the largest conglomerates are relatively small by Japanese and U.S. standards. Korea's economy is heavily dependent upon international trade. Korea's export growth is due largely to three factors: (i) increased trade with the former Soviet Union and China, and the developing countries of Southeast Asia and Latin America; (ii) a high degree of competitiveness with Japan in third markets, and (iii) a steady extension of the range of manufactured products for exports, with particular strengths in memory chips and automobiles. Because Korea has no onshore oil or natural gas and none has been found offshore, Korea must rely heavily on imported energy. Korea has few natural resources and must import timber, industrial metals and capital goods, making its exports vulnerable to fluctuations in exchange rates and prices for commodities.

The Fund also may invest up to 35% of its total assets in debt securities, including U.S. Dollar or Won-denominated debt securities issued by Korean companies. The Fund also may invest in debt securities issued by the Korean government or in U.S. Government securities. The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if unrated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security, which is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o purchase and sell forward contracts, including forward foreign currency exchange contracts;

o     enter into forward commitments;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase or sell listed or unlisted foreign currency options, foreign currency futures and related options on foreign currency futures;

o write covered put and call options and purchase put and call options on securities in which it may invest;

o     write call options for cross-hedging purposes;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position, in each case only if against the box;

o     invest up to 15% of its net assets in illiquid securities;

o     enter into repurchase agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

All or some of the policies and practices listed above may not be available to the Fund under United States or Korean law and the Fund will utilize these policies only to the extent permissible.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund or The Korean Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.


A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's, Alliance International Fund's and The Korean Investment Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.


Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).


All options written by The Korean Investment Fund must be "covered," and must remain "covered" as long as the Fund is obligated as a writer. The Korean Investment Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities.


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.


Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date. The Korean Investment Fund may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund of the Fund's assets at the time of making the commitment. The Korean Investment Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 25% of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and The Korean Investment Fund and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have more than 7.0 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                          Fee as a percentage of        Fiscal
Fund                                     average daily net assets*   Year Ending
-----                                    ------------------------    -----------
Alliance Premier Growth
   Fund                                            .91%               11/30/00
Alliance Health Care Fund                          .95                 6/30/01
Alliance Growth Fund                               .67                10/31/00
Alliance Technology Fund                          1.00                11/30/00
Alliance Quasar Fund                              1.01                 9/30/00
The Alliance Fund                                  .67                11/30/00
Alliance Growth and Income
   Fund                                            .62**              10/31/00
Alliance Balanced Shares
   Fund                                            .54                 7/31/01
Alliance New Europe Fund                           .93                 7/31/01
Alliance Worldwide
   Privatization Fund                             1.00                 6/30/01
Alliance International
   Premier Growth Fund                            1.00                11/30/00
Alliance Global Small
   Cap Fund                                       1.00                 7/31/01
Alliance International Fund                        .80                 6/30/01
Alliance Greater China
   '97 Fund                                         -0-                7/31/01
Alliance All-Asia Investment
   Fund                                           1.00                10/31/00
Korean Investment Fund***                         1.00                 4/30/01

----------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
**    Reflects the increase in the advisory fee effective December 7, 2000.
***   Reflects the increase in the advisory fee effective August 3, 2001.


In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health Care    Norman Fidel; since inception      *
Fund                    --Senior Vice President
                        of ACMC

Alliance Growth         Jane Mack Gould; since 2000        *
Fund                    --Senior Vice President
                        of ACMC

                        Alan Levi; since 2000--            *
                        Senior Vice President of ACMC

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aronow; since 1999           Associated with
Fund                    --Senior Vice President            Alliance since 1999;
                        of ACMC                            prior thereto, Vice
                                                           President at Invesco
                                                           since 1998, prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996.


The Alliance Fund       John L. Blundin; since 2001        *
                        --Executive Vice
                        President of ACMC

                        Alan Levi; since 2001              *
                        --(see above)

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------



Alliance Growth and     Paul Rissman; since 1994           *
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares                  --(see above)

Alliance New            Steven Beinhacker; since 1997      *
Europe Fund             --Senior Vice President
                        of ACMC

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception--Vice President
                        of ACMC and Director and
                        Senior Vice President of
                        Alliance Capital Limited***

Alliance International  Guru M. Baliga; since 2001         Associated with
Premier Growth          --Senior Vice President            Alliance since 1998;
Fund                    of ACMC                            prior thereto, senior
                                                           portfolio manager and
                                                           head of the research
                                                           based large cap
                                                           growth team at
                                                           American Express
                                                           Financial Corporation
                                                           since prior to 1996.


Alliance Global         Bruce Aronow; since 1999           (see above)
Small Cap Fund          --(see above)

                        Mark H. Breedon; since 1998        *
                        --(see above)

Alliance                Edward Baker III;                  *
International Fund      since 2000
                        --Senior Vice President
                        of ACMC


Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.


Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research

                        Manish Singhai; since 2000         Associated with
                        --Vice President of ACMC           Alliance since 1998;
                                                           prior thereto,
                                                           associated with
                                                           Caspian Securities
                                                           Ltd. as head of Asian
                                                           technology research


The Korean              Edward Baker III; since 1996       *
Investment Fund         --(see above)

                        Sun Hee Oh; since 1999             Associated with
                        --Vice President of ACMC           Alliance since 2000;
                                                           prior thereto,
                                                           associated with Orion
                                                           Asset Management Co.,
                                                           Ltd. since prior to
                                                           1996.


--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2001, the assets in the Historical Portfolios totaled approximately $8.9 billion and the average size of an institutional account in the Historical Portfolio was approximately $3.5 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts, calculated on a quarterly basis. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven
Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                                                                                  Lipper
                                                                   Russell       Large Cap
                       Premier      Historical       S&P 500        1000          Growth
                       Growth       Portfolios        Index     Growth Index    Fund Index
                        Fund      Total Return**  Total Return  Total Return   Total Return
1/1/01-
9/30/01***......       (31.19)%      (30.78)%       (20.38)%      (30.89)%       (33.34)%
Year ended
December:
2000***.........       (23.28)       (18.19)         (9.10)       (22.42)        (19.68)
1999***.........        23.51         29.67          21.03         33.16          34.82
1998***.........        42.97         52.16          28.60         38.71          36.47
1997***.........        27.05         34.64          33.36         30.49          27.59
1996***.........        18.84         22.06          22.96         23.12          20.56
1995***.........        40.66         39.83          37.58         37.19          34.92
1994............        (9.78)        (4.82)          1.32          2.66          (0.82)
1993............         5.35         10.54          10.08          2.90          10.66
1992............           --         12.18           7.62          5.00           6.89
1991............           --         38.91          30.47         41.16          37.34
1990............           --         (1.57)         (3.10)        (0.26)         (1.82)
1989............           --         38.80          31.69         35.92          32.30
1988............           --         10.88          16.61         11.27          10.84
1987............           --          8.49           5.25          5.31           3.33
1986............           --         27.40          18.67         15.36          16.75
1985............           --         37.41          31.73         32.85          32.85
1984............           --         (3.31)          6.27          (.95)         (4.25)
1983............           --         20.80          22.56         15.98          22.63
1982............           --         28.02          21.55         20.46          28.91
1981............           --         (1.09)         (4.92)       (11.31)         (0.06)
1980............           --         50.73          32.50         39.57          47.73
1979............           --         30.76          18.61         23.91          29.90
Cumulative
total return
for the period
January 1, 1979
to September 30,
2001............           --         3,431%         2,199%        1,666%         2,106%


----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2001 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                               Lipper
                                                                Russell       Large Cap
                       Premier      Historical    S&P 500         1000         Growth
                       Growth       Portfolios     Index      Growth Index   Fund Index
One year........       -42.15%       -40.67%      -26.61%       -45.64%        -45.68%
Three years.....        -2.32         -1.09         2.03         -3.28          -3.05
Five years......         9.70         11.01        10.23          6.50           5.73
Ten years.......        12.59*        12.85        12.69         10.58          10.15
Since January 1,
1979............           --         16.96        14.77         13.45          14.57

----------
*     Since inception on 9/28/92.


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:


       --Initial:                          $1,000
       --Subsequent:                       $   50
       --Automatic Investment Program:     $   25


If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without Sales or service charges. Exchanges of Conversion Class A Shares of The Korean Investment Fund are subject to a temporary redemption fee, as described below. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Conversion Class A Shares of The Korean Investment Fund are subject to a temporary redemption fee, as described below. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). Redemption and exchanges of The Korean Investment Fund's Conversion Class A Shares are subject to a temporary redemption fee, payable to the Fund, equal to 2.0% of the net asset value of the shares redeemed or exchanged during the first 12 months following the Conversion.


o     Selling Shares Through Your Broker


Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC or for The Korean Investment Fund, temporary redemption fee. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.


o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Funds offer three classes of shares through this prospectus.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                               Initial Sales Charge

                                                 As % of    As % of   Commission
                                               Net Amount  Offering   to Dealer/
                                                Invested     Price     Agent as
                                                                         % of
                                                                       Offering
Amount Purchased                                                         Price
--------------------------------------------------------------------------------
Up to $100,000                                    4.44%      4.25%       4.00%
$100,000 up to $250,000                           3.36       3.25        3.00
$250,000 up to $500,000                           2.30       2.25        2.00
$500,000 up to $1,000,000                         1.78       1.75        1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                  Years Since Purchase          CDSC
                  First                         4.0%
                  Second                        3.0%
                  Third                         2.0%
                  Fourth                        1.0%
                  Fifth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                             Rule 12b-1 Fee (As a Percentage of
                                             Aggregate Average Daily Net Assets)
Class A                                                       .30%*
Class B                                                      1.00%
Class C                                                      1.00%

----------
* The fee under the Rule 12b-1 Plan for the Class A shares of Alliance Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page left intentionally blank.)

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.


The financial highlights table for The Korean Investment Fund, which was converted to an open-end fund on the Conversion Date, shows the Closed-end Fund's financial history for the past 5 years. Shares of the Closed-end Fund outstanding on the Conversion Date were designated Class A shares of the Fund. Certain information reflects financial results for a single share of the Closed-end Fund. The Fund's Class A shares are expected to have higher total expenses than those of the Closed-end Fund's shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Closed-end Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Closed-end Fund's independent accountants, whose reports, along with the Closed-end Fund's financial statements, are included in the Closed-end Fund's annual report, which is available upon request. Financial statements and financial highlights for the Fund's Class A, Class B and Class C shares will be included in the Fund's annual or semi-annual report after the Fund has completed its first annual or semi-annual period.

                                               Income from Investment Operations
                                  -----------------------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   29.51     $  (.09)(b)         $  (2.52)       $  (2.61)
   Year ended 11/30/00 .......        35.82        (.26)(b)            (3.69)          (3.95)
   Year ended 11/30/99 .......        27.50        (.28)(b)             9.21            8.93
   Year ended 11/30/98 .......        22.00        (.15)(b)             7.11            6.96
   Year ended 11/30/97 .......        17.98        (.10)(b)             5.20            5.10
   Year ended 11/30/96 .......        16.09        (.04)(b)             3.20            3.16
   Class B
   12/1/00 to 5/31/01+ .......    $   27.76     $  (.18)(b)         $  (2.35)       $  (2.53)
   Year ended 11/30/00 .......        34.05        (.48)(b)            (3.45)          (3.93)
   Year ended 11/30/99 .......        26.33        (.48)(b)             8.81            8.33
   Year ended 11/30/98 .......        21.26        (.30)(b)             6.83            6.53
   Year ended 11/30/97 .......        17.52        (.23)(b)             5.05            4.82
   Year ended 11/30/96 .......        15.81        (.14)(b)             3.12            2.98
   Class C
   12/1/00 to 5/31/01+ .......    $   27.80     $  (.18)(b)         $  (2.36)       $  (2.54)
   Year ended 11/30/00 .......        34.09        (.48)(b)            (3.45)          (3.93)
   Year ended 11/30/99 .......        26.36        (.49)(b)             8.83            8.34
   Year ended 11/30/98 .......        21.29        (.31)(b)             6.84            6.53
   Year ended 11/30/97 .......        17.54        (.24)(b)             5.07            4.83
   Year ended 11/30/96 .......        15.82        (.14)(b)             3.13            2.99

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........    $   12.40     $  (.11)(b)         $  (1.00)       $  (1.11)
   8/27/99++ to 6/30/00 ......        10.00        (.06)(b)(c)          2.46            2.40
   Class B
   Year ended 6/30/01 ........    $   12.33     $  (.19)(b)         $  (1.00)       $  (1.19)
   8/27/99++ to 6/30/00 ......        10.00        (.13)(b)(c)          2.46            2.33
   Class C
   Year ended 6/30/01 ........    $   12.33     $  (.19)(b)         $  (1.00)       $  (1.19)
   8/27/99++ to 6/30/00 ......        10.00        (.12)(b)(c)          2.45            2.33

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......    $   52.42     $  (.08)(b)         $ (11.69)       $ (11.77)
   Year ended 10/31/00 .......        56.32        (.17)(b)             3.71            3.54
   Year ended 10/31/99 .......        47.17        (.15)(b)            13.01           12.86
   Year ended 10/31/98 .......        43.95        (.05)(b)             6.18            6.13
   Year ended 10/31/97 .......        34.91        (.10)(b)            10.17           10.07
   Year ended 10/31/96 .......        29.48         .05                 6.20            6.25
   Class B
   11/1/00 to 4/30/01+ .......    $   39.49     $  (.16)(b)         $  (8.60)       $  (8.76)
   Year ended 10/31/00 .......        44.40        (.43)(b)             2.96            2.53
   Year ended 10/31/99 .......        38.15        (.42)(b)            10.38            9.96
   Year ended 10/31/98 .......        36.31        (.31)(b)             5.06            4.75
   Year ended 10/31/97 .......        29.21        (.31)(b)             8.44            8.13
   Year ended 10/31/96 .......        24.78        (.12)                5.18            5.06
   Class C
   11/1/00 to 4/30/01+ .......    $   39.52     $  (.16)(b)         $  (8.60)       $  (8.76)
   Year ended 10/31/00 .......        44.42        (.43)(b)             2.97            2.54
   Year ended 10/31/99 .......        38.17        (.42)(b)            10.38            9.96
   Year ended 10/31/98 .......        36.33        (.31)(b)             5.06            4.75
   Year ended 10/31/97 .......        29.22        (.31)(b)             8.45            8.14
   Year ended 10/31/96 .......        24.79        (.12)                5.18            5.06

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   95.32     $  (.36)(b)         $ (10.53)       $ (10.89)
   Year ended 11/30/00 .......       111.46       (1.35)(b)           (10.75)         (12.10)
   Year ended 11/30/99 .......        68.60        (.99)(b)            49.02           48.03
   Year ended 11/30/98 .......        54.44        (.68)(b)            15.42           14.74
   Year ended 11/30/97 .......        51.15        (.51)(b)             4.22            3.71
   Year ended 11/30/96 .......        46.64        (.39)(b)             7.28            6.89
   Class B
   12/1/00 to 5/31/01+ .......    $   89.59     $  (.63)(b)         $  (9.82)       $ (10.45)
   Year ended 11/30/00 .......       105.73       (2.17)(b)            (9.93)         (12.10)
   Year ended 11/30/99 .......        65.75       (1.54)(b)            46.69           45.15
   Year ended 11/30/98 .......        52.58       (1.08)(b)            14.83           13.75
   Year ended 11/30/97 .......        49.76        (.88)(b)             4.12            3.24
   Year ended 11/30/96 .......        45.76        (.70)(b)             7.08            6.38
   Class C
   12/1/00 to 5/31/01+ .......    $   89.55     $  (.63)(b)         $  (9.81)       $ (10.44)
   Year ended 11/30/00 .......       105.69       (2.19)(b)            (9.91)         (12.10)
   Year ended 11/30/99 .......        65.74       (1.57)(b)            46.69           45.12
   Year ended 11/30/98 .......        52.57       (1.08)(b)            14.83           13.75
   Year ended 11/30/97 .......        49.76        (.88)(b)             4.11            3.23
   Year ended 11/30/96 .......        45.77        (.70)(b)             7.07            6.37

                                                Less Dividends and Distributions                Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   24.25
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            29.51
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            35.82
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            27.50
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            22.00
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.98
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   22.58
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            27.76
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            34.05
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            26.33
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            21.26
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.52
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (2.65)       $   0.00          $  (2.65)        $   22.61
   Year ended 11/30/00 .......         0.00           0.00           (2.36)           0.00             (2.36)            27.80
   Year ended 11/30/99 .......         0.00           0.00            (.61)           0.00              (.61)            34.09
   Year ended 11/30/98 .......         0.00           0.00           (1.46)           0.00             (1.46)            26.36
   Year ended 11/30/97 .......         0.00           0.00           (1.08)           0.00             (1.08)            21.29
   Year ended 11/30/96 .......         0.00           0.00           (1.27)           0.00             (1.27)            17.54

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.20
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.40
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.05
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.33
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $   (.08)       $   (.01)         $   (.09)        $   11.05
   8/27/99++ to 6/30/00 ......         0.00           0.00            0.00            0.00              0.00             12.33

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   34.95
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            52.42
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            56.32
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            47.17
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            43.95
   Year ended 10/31/96 .......         (.19)          0.00            (.63)           0.00              (.82)            34.91
   Class B
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   25.03
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            39.49
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            44.40
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            38.15
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            36.31
   Year ended 10/31/96 .......         0.00           0.00            (.63)           0.00              (.63)            29.21
   Class C
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (5.70)       $   0.00          $  (5.70)        $   25.06
   Year ended 10/31/00 .......         0.00           0.00           (7.44)           0.00             (7.44)            39.52
   Year ended 10/31/99 .......         0.00           0.00           (3.71)           0.00             (3.71)            44.42
   Year ended 10/31/98 .......         0.00           0.00           (2.91)           0.00             (2.91)            38.17
   Year ended 10/31/97 .......         0.00           0.00           (1.03)           0.00             (1.03)            36.33
   Year ended 10/31/96 .......         0.00           0.00            (.63)           0.00              (.63)            29.22

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   78.15
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            95.32
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           111.46
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            68.60
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            54.44
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            51.15
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   72.86
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            89.59
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           105.73
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            65.75
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            52.58
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            49.76
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $  (6.28)       $   0.00          $  (6.28)        $   72.83
   Year ended 11/30/00 .......         0.00           0.00           (4.04)           0.00             (4.04)            89.55
   Year ended 11/30/99 .......         0.00           0.00           (5.17)           0.00             (5.17)           105.69
   Year ended 11/30/98 .......         0.00           0.00            (.58)           0.00              (.58)            65.74
   Year ended 11/30/97 .......         0.00           0.00            (.42)           0.00              (.42)            52.57
   Year ended 11/30/96 .......         0.00           0.00           (2.38)           0.00             (2.38)            49.76

                                                                    Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Premier
Growth Fund
   Class A
   12/1/00 to 5/31/01+ .......     (10.02)%      $4,391,865         1.48%*              (.73)%*          80%
   Year ended 11/30/00 .......     (11.91)        4,816,701         1.44                (.71)           125
   Year ended 11/30/99 .......      33.13         4,285,490         1.50                (.85)            75
   Year ended 11/30/98 .......      33.94         1,418,262         1.59(f)             (.59)            82
   Year ended 11/30/97 .......      30.46           373,099         1.57                (.52)            76
   Year ended 11/30/96 .......      21.52           172,870         1.65                (.27)            95
   Class B
   12/1/00 to 5/31/01+ .......     (10.40)%      $7,581,937         2.20%*             (1.51)%*          80%
   Year ended 11/30/00 .......     (12.51)        8,797,132         2.13               (1.40)           125
   Year ended 11/30/99 .......      32.30         8,161,471         2.18               (1.53)            75
   Year ended 11/30/98 .......      33.04         2,799,288         2.28(f)            (1.27)            82
   Year ended 11/30/97 .......      29.62           858,449         2.25               (1.20)            76
   Year ended 11/30/96 .......      20.70           404,137         2.32                (.94)            95
   Class C
   12/1/00 to 5/31/01+ .......     (10.42)%      $2,879,525         2.21%*             (1.53)%*          80%
   Year ended 11/30/00 .......     (12.49)        3,361,307         2.13               (1.40)           125
   Year ended 11/30/99 .......      32.31         2,965,440         2.18               (1.53)            75
   Year ended 11/30/98 .......      32.99           862,193         2.28(f)            (1.30)            82
   Year ended 11/30/97 .......      29.64           177,923         2.24               (1.22)            76
   Year ended 11/30/96 .......      20.76            60,194         2.32                (.94)            95

Alliance Health Care Fund
   Class A
   Year ended 6/30/01 ........      (9.10)%      $   76,827         1.73%               (.90)%            8%
   8/27/99++ to 6/30/00 ......      24.00            55,412         1.92*(d)            (.67)*(c)        26
   Class B
   Year ended 6/30/01 ........      (9.81)%      $  203,620         2.46%              (1.63)%            8%
   8/27/99++ to 6/30/00 ......      23.30           144,659         2.64*(d)           (1.40)*(c)        26
   Class C
   Year ended 6/30/01 ........      (9.81)%      $   57,405         2.44%              (1.60)%            8%
   8/27/99++ to 6/30/00 ......      23.30            44,582         2.63*(d)           (1.38)*(c)        26

Alliance Growth Fund
   Class A
   11/1/00 to 4/30/01+ .......     (24.10)%      $1,193,983         1.24%*              (.40)%*          85%
   Year ended 10/31/00 .......       5.96         1,656,689         1.14                (.30)            58
   Year ended 10/31/99 .......      28.69         1,441,962         1.18                (.28)            62
   Year ended 10/31/98 .......      14.56         1,008,093         1.22(f)             (.11)            61
   Year ended 10/31/97 .......      29.54           783,110         1.26(f)             (.25)            48
   Year ended 10/31/96 .......      21.65           499,459         1.30                 .15             46
   Class B
   11/1/00 to 4/30/01+ .......     (24.41)%      $3,350,253         1.97%*             (1.11)%*          85%
   Year ended 10/31/00 .......       5.18         5,042,755         1.86               (1.02)            58
   Year ended 10/31/99 .......      27.79         5,265,153         1.90               (1.00)            62
   Year ended 10/31/98 .......      13.78         4,230,756         1.94(f)             (.83)            61
   Year ended 10/31/97 .......      28.64         3,578,806         1.96(f)             (.94)            48
   Year ended 10/31/96 .......      20.82         2,498,097         1.99                (.54)            46
   Class C
   11/1/00 to 4/30/01+ .......     (24.39)%      $  637,048         1.95%*             (1.09)%*          85%
   Year ended 10/31/00 .......       5.20           959,043         1.85               (1.02)            58
   Year ended 10/31/99 .......      27.78           923,483         1.90               (1.00)            62
   Year ended 10/31/98 .......      13.76           718,688         1.93(f)             (.83)            61
   Year ended 10/31/97 .......      28.66           599,449         1.97(f)             (.95)            48
   Year ended 10/31/96 .......      20.81           403,478         2.00                (.55)            46

Alliance Technology Fund
   Class A
   12/1/00 to 5/31/01+ .......     (12.46)%      $2,289,233         1.49%*              (.84)%*          26%
   Year ended 11/30/00 .......     (11.48)        2,650,904         1.50                (.98)            46
   Year ended 11/30/99 .......      74.67         2,167,060         1.68(f)            (1.11)            54
   Year ended 11/30/98 .......      27.36           824,636         1.66(f)            (1.13)            67
   Year ended 11/30/97 .......       7.32           624,716         1.67(f)             (.97)            51
   Year ended 11/30/96 .......      16.05           594,861         1.74                (.87)            30
   Class B
   12/1/00 to 5/31/01+ .......     (12.79)%      $3,937,695         2.22%*             (1.57)%*          26%
   Year ended 11/30/00 .......     (12.12)        4,701,567         2.20               (1.68)            46
   Year ended 11/30/99 .......      73.44         3,922,584         2.39(f)            (1.83)            54
   Year ended 11/30/98 .......      26.44         1,490,578         2.39(f)            (1.86)            67
   Year ended 11/30/97 .......       6.57         1,053,436         2.38(f)            (1.70)            51
   Year ended 11/30/96 .......      15.20           660,921         2.44               (1.61)            30
   Class C
   12/1/00 to 5/31/01+ .......     (12.78)%      $1,048,934         2.22%*             (1.57)%*          26%
   Year ended 11/30/00 .......     (12.13)        1,252,765         2.21               (1.69)            46
   Year ended 11/30/99 .......      73.40           907,707         2.41(f)            (1.85)            54
   Year ended 11/30/98 .......      26.44           271,320         2.40(f)            (1.87)            67
   Year ended 11/30/97 .......       6.55           184,194         2.38(f)            (1.70)            51
   Year ended 11/30/96 .......      15.17           108,488         2.44               (1.60)            30

----------
Please refer to the footnotes on page 62 and 63.


                                     54 & 55

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......    $   30.76     $  (.17)(b)         $  (9.02)       $  (9.19)
   Year ended 9/30/00 ........        23.84        (.38)(b)             7.30            6.92
   Year ended 9/30/99 ........        22.27        (.22)(b)             2.80            2.58
   Year ended 9/30/98 ........        30.37        (.17)(b)            (6.70)          (6.87)
   Year ended 9/30/97 ........        27.92        (.24)(b)             6.80            6.56
   Year ended 9/30/96 ........        24.16        (.25)                8.82            8.57
   Class B
   10/1/00 to 3/31/01+ .......    $   27.30     $  (.23)(b)         $  (7.92)       $   8.15
   Year ended 9/30/00 ........        21.32        (.52)(b)             6.50            5.98
   Year ended 9/30/99 ........        20.17        (.37)(b)             2.53            2.16
   Year ended 9/30/98 ........        27.83        (.36)(b)            (6.07)          (6.43)
   Year ended 9/30/97 ........        26.13        (.42)(b)             6.23            5.81
   Year ended 9/30/96 ........        23.03        (.20)                8.11            7.91
   Class C
   10/1/00 to 3/31/01+ .......    $   27.32     $  (.23)(b)         $  (7.92)       $   8.15
   Year ended 9/30/00 ........        21.34        (.52)(b)             6.50            5.98
   Year ended 9/30/99 ........        20.18        (.36)(b)             2.53            2.17
   Year ended 9/30/98 ........        27.85        (.35)(b)            (6.09)          (6.44)
   Year ended 9/30/97 ........        26.14        (.42)(b)             6.24            5.82
   Year ended 9/30/96 ........        23.05        (.20)                8.10            7.90

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......    $    5.83     $  (.01)(b)         $   (.19)       $   (.20)
   Year ended 11/30/00 .......         7.55        (.04)(b)            (1.04)          (1.08)
   Year ended 11/30/99 .......         5.97        (.03)(b)             2.00            1.97
   Year ended 11/30/98 .......         8.70        (.02)(b)             (.54)           (.56)
   Year ended 11/30/97 .......         7.71        (.02)(b)             2.09            2.07
   Year ended 11/30/96 .......         7.72         .02                 1.06            1.08
   Class B
   12/1/00 to 5/31/01+ .......    $    5.21     $  (.03)(b)         $   (.16)       $   (.19)
   Year ended 11/30/00 .......         6.87        (.09)(b)             (.93)          (1.02)
   Year ended 11/30/99 .......         5.51        (.07)(b)             1.82            1.75
   Year ended 11/30/98 .......         8.25        (.07)(b)             (.50)           (.57)
   Year ended 11/30/97 .......         7.40        (.08)(b)             1.99            1.91
   Year ended 11/30/96 .......         7.49        (.01)                 .99             .98
   Class C
   12/1/00 to 5/31/01+ .......    $    5.20     $  (.03)(b)         $   (.17)       $   (.20)
   Year ended 11/30/00 .......         6.86        (.09)(b)             (.93)          (1.02)
   Year ended 11/30/99 .......         5.50        (.08)(b)             1.83            1.75
   Year ended 11/30/98 .......         8.26        (.07)(b)             (.52)           (.59)
   Year ended 11/30/97 .......         7.41        (.08)(b)             1.99            1.91
   Year ended 11/30/96 .......         7.50        (.02)                1.00             .98

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......    $    4.07     $   .01(b)          $    .12        $    .13
   Year ended 10/31/00 .......         3.70         .04(b)               .54             .58
   Year ended 10/31/99 .......         3.44         .03(b)               .62             .65
   Year ended 10/31/98 .......         3.48         .03(b)               .43             .46
   Year ended 10/31/97 .......         3.00         .04(b)               .87             .91
   Year ended 10/31/96 .......         2.71         .05                  .50             .55
   Class B
   11/1/00 to 4/30/01+ .......    $    4.02     $   .00(b)          $    .11        $    .11
   Year ended 10/31/00 .......         3.66         .01(b)               .54             .55
   Year ended 10/31/99 .......         3.41         .00(b)               .62             .62
   Year ended 10/31/98 .......         3.45         .01(b)               .43             .44
   Year ended 10/31/97 .......         2.99         .02(b)               .85             .87
   Year ended 10/31/96 .......         2.69         .03                  .51             .54
   Class C
   11/1/00 to 4/30/01+ .......    $    4.02     $   .00(b)          $    .12        $    .12
   Year ended 10/31/00 .......         3.66         .01(b)               .54             .55
   Year ended 10/31/99 .......         3.41         .00(b)               .62             .62
   Year ended 10/31/98 .......         3.45         .01(b)               .43             .44
   Year ended 10/31/97 .......         2.99         .02(b)               .85             .87
   Year ended 10/31/96 .......         2.70         .03                  .50             .53

                                              Less Dividends and Distributions                 Less Distributions
                                 -----------------------------------------------------------   ------------------

                                 Dividends    Distributions                                          Total          Net Asset
                                  from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                 Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period        Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------        ------         ------       -------------   -------------     -------------        ------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   18.87
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             30.76
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            23.84
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            22.27
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            30.37
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            27.92
   Class B
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   16.45
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             27.30
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            21.32
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            20.17
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            27.83
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            26.13
   Class C
   10/1/00 to 3/31/01+ .......    $   0.00       $   0.00        $  (2.70)       $   0.00          $  (2.70)        $   16.47
   Year ended 9/30/00 ........        0.00           0.00            0.00            0.00              0.00             27.32
   Year ended 9/30/99 ........        0.00           0.00           (1.01)           0.00             (1.01)            21.34
   Year ended 9/30/98 ........        0.00           0.00           (1.23)           0.00             (1.23)            20.18
   Year ended 9/30/97 ........        0.00           0.00           (4.11)           0.00             (4.11)            27.85
   Year ended 9/30/96 ........        0.00           0.00           (4.81)           0.00             (4.81)            26.14

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    5.34
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.83
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             7.55
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.97
   Year ended 11/30/97 .......        (.02)          0.00           (1.06)           0.00             (1.08)             8.70
   Year ended 11/30/96 .......        (.02)          0.00           (1.07)           0.00             (1.09)             7.71
   Class B
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    4.73
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.21
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             6.87
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.51
   Year ended 11/30/97 .......        0.00           0.00           (1.06)           0.00             (1.06)             8.25
   Year ended 11/30/96 .......        0.00           0.00           (1.07)           0.00             (1.07)             7.40
   Class C
   12/1/00 to 5/31/01+ .......    $   0.00       $   0.00        $   (.29)       $   0.00          $   (.29)        $    4.71
   Year ended 11/30/00 .......        0.00           0.00            (.64)           0.00              (.64)             5.20
   Year ended 11/30/99 .......        0.00           0.00            (.39)           0.00              (.39)             6.86
   Year ended 11/30/98 .......        0.00           0.00           (2.17)           0.00             (2.17)             5.50
   Year ended 11/30/97 .......        0.00           0.00           (1.06)           0.00             (1.06)             8.26
   Year ended 11/30/96 .......        0.00           0.00           (1.07)           0.00             (1.07)             7.41

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......    $   (.02)      $   0.00        $   (.24)       $   0.00          $   (.26)        $    3.94
   Year ended 10/31/00 .......        (.04)          0.00            (.17)           0.00              (.21)             4.07
   Year ended 10/31/99 .......        (.03)          (.01)           (.35)           0.00              (.39)             3.70
   Year ended 10/31/98 .......        (.04)          0.00            (.46)           0.00              (.50)             3.44
   Year ended 10/31/97 .......        (.05)          0.00            (.38)           0.00              (.43)             3.48
   Year ended 10/31/96 .......        (.05)          0.00            (.21)           0.00              (.26)             3.00
   Class B
   11/1/00 to 4/30/01+ .......    $   (.01)      $   0.00        $   (.24)       $   0.00          $   (.25)        $    3.88
   Year ended 10/31/00 .......        (.02)          0.00            (.17)           0.00              (.19)             4.02
   Year ended 10/31/99 .......        0.00           (.02)           (.35)           0.00              (.37)             3.66
   Year ended 10/31/98 .......        (.02)          0.00            (.46)           0.00              (.48)             3.41
   Year ended 10/31/97 .......        (.03)          0.00            (.38)           0.00              (.41)             3.45
   Year ended 10/31/96 .......        (.03)          0.00            (.21)           0.00              (.24)             2.99
   Class C
   11/1/00 to 4/30/01+ .......    $   (.01)      $   0.00        $   (.24)       $   0.00          $   (.25)        $    3.89
   Year ended 10/31/00 .......        (.02)          0.00            (.17)           0.00              (.19)             4.02
   Year ended 10/31/99 .......        0.00           (.02)           (.35)           0.00              (.37)             3.66
   Year ended 10/31/98 .......        (.02)          0.00            (.46)           0.00              (.48)             3.41
   Year ended 10/31/97 .......        (.03)          0.00            (.38)           0.00              (.41)             3.45
   Year ended 10/31/96 .......        (.03)          0.00            (.21)           0.00              (.24)             2.99

                                                                 Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Quasar Fund
   Class A
   10/1/00 to 3/31/01+ .......     (31.98)%      $  285,807         1.70%*             (1.49)%*          63%
   Year ended 9/30/00 ........      29.03           458,008         1.68(f)            (1.39)           160
   Year ended 9/30/99 ........      11.89           517,289         1.69(f)             (.90)            91
   Year ended 9/30/98 ........     (23.45)          495,070         1.61(f)             (.59)           109
   Year ended 9/30/97 ........      27.81           402,081         1.67                (.91)           135
   Year ended 9/30/96 ........      42.42           229,798         1.79               (1.11)           168
   Class B
   10/1/00 to 3/31/01+ .......     (32.25)%      $  333,079         2.48%*             (2.27)%*          63%
   Year ended 9/30/00 ........      28.05           546,302         2.44(f)            (2.16)           160
   Year ended 9/30/99 ........      11.01           587,919         2.46(f)            (1.68)            91
   Year ended 9/30/98 ........     (24.03)          625,147         2.39(f)            (1.36)           109
   Year ended 9/30/97 ........      26.70           503,037         2.51               (1.73)           135
   Year ended 9/30/96 ........      41.48           112,490         2.62               (1.96)           168
   Class C
   10/1/00 to 3/31/01+ .......     (32.22)%      $   80,763         2.47%*             (2.26)%*          63%
   Year ended 9/30/00 ........      28.02           137,242         2.43(f)            (2.12)           160
   Year ended 9/30/99 ........      11.05           168,120         2.45(f)            (1.66)            91
   Year ended 9/30/98 ........     (24.05)          182,110         2.38(f)            (1.35)           109
   Year ended 9/30/97 ........      26.74           145,494         2.50               (1.72)           135
   Year ended 9/30/96 ........      41.46            28,541         2.61               (1.94)           168

The Alliance Fund
   Class A
   12/1/00 to 5/31/01+ .......      (3.72)%      $  781,027         1.19%*              (.53)%*         122%
   Year ended 11/30/00 .......     (15.73)          856,956         1.04                (.55)            86
   Year ended 11/30/99 .......      35.37         1,128,166         1.06                (.41)            97
   Year ended 11/30/98 .......      (8.48)          953,181         1.03                (.36)           106
   Year ended 11/30/97 .......      31.82         1,201,435         1.03                (.29)           158
   Year ended 11/30/96 .......      16.49           999,067         1.04                 .30             80
   Class B
   12/1/00 to 5/31/01+ .......      (3.99)%      $   75,398         2.04%*             (1.38)%*         122%
   Year ended 11/30/00 .......     (16.48)           81,569         1.87               (1.39)            86
   Year ended 11/30/99 .......      34.24           101,858         1.89               (1.23)            97
   Year ended 11/30/98 .......      (9.27)           85,456         1.84               (1.17)           106
   Year ended 11/30/97 .......      30.74            70,461         1.85               (1.12)           158
   Year ended 11/30/96 .......      15.47            44,450         1.87                (.53)            80
   Class C
   12/1/00 to 5/31/01+ .......      (4.20)%      $   18,477         2.00%*             (1.35)%*         122%
   Year ended 11/30/00 .......     (16.51)           20,068         1.86               (1.34)            86
   Year ended 11/30/99 .......      34.31            28,025         1.86               (1.22)            97
   Year ended 11/30/98 .......      (9.58)           21,231         1.84               (1.18)           106
   Year ended 11/30/97 .......      30.72            18,871         1.83               (1.10)           158
   Year ended 11/30/96 .......      15.48            13,899         1.86                (.51)            80

Alliance Growth and
Income Fund
   Class A
   11/1/00 to 4/30/01+ .......       3.67%       $2,791,684         1.03%*               .74%*           29%
   Year ended 10/31/00 .......      16.76         2,128,381          .91                 .96             53
   Year ended 10/31/99 .......      20.48         1,503,874          .93                 .87             48
   Year ended 10/31/98 .......      14.70           988,965          .93(f)              .96             89
   Year ended 10/31/97 .......      33.28           787,566          .92(f)             1.39             88
   Year ended 10/31/96 .......      21.51           553,151          .97                1.73             88
   Class B
   11/1/00 to 4/30/01+ .......       3.13%       $3,296,646         1.79%*              (.01)%*          29%
   Year ended 10/31/00 .......      15.93         2,567,250         1.67                 .20             53
   Year ended 10/31/99 .......      19.56         1,842,045         1.70                 .09             48
   Year ended 10/31/98 .......      14.07           787,730         1.72(f)              .17             89
   Year ended 10/31/97 .......      31.83           456,399         1.72(f)              .56             88
   Year ended 10/31/96 .......      21.20           235,263         1.78                 .91             88
   Class C
   11/1/00 to 4/30/01+ .......       3.38%       $1,152,069         1.78%*              (.01)%*          29%
   Year ended 10/31/00 .......      15.91           825,572         1.66                 .21             53
   Year ended 10/31/99 .......      19.56           518,185         1.69                 .11             48
   Year ended 10/31/98 .......      14.07           179,487         1.72(f)              .18             89
   Year ended 10/31/97 .......      31.83           106,526         1.71(f)              .58             88
   Year ended 10/31/96 .......      20.72            61,356         1.76                 .93             88

----------
Please refer to the footnotes on page 62 and 63.


                                     56 & 57

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........    $   15.53     $   .39(b)          $   1.16        $   1.55
   Year ended 7/31/00 ........        15.63         .40(b)               .49             .89
   Year ended 7/31/99 ........        15.97         .36(b)              1.29            1.65
   Year ended 7/31/98 ........        16.17         .33(b)              1.86            2.19
   Year ended 7/31/97 ........        14.01         .31(b)              3.97            4.28
   Class B
   Year ended 7/31/01 ........    $   14.96     $   .26(b)          $   1.12        $   1.38
   Year ended 7/31/00 ........        15.11         .27(b)               .48             .75
   Year ended 7/31/99 ........        15.54         .23(b)              1.25            1.48
   Year ended 7/31/98 ........        15.83         .21(b)              1.81            2.02
   Year ended 7/31/97 ........        13.79         .19(b)              3.89            4.08
   Class C
   Year ended 7/31/01 ........    $   15.01     $   .26(b)          $   1.12        $   1.38
   Year ended 7/31/00 ........        15.15         .28(b)               .48             .76
   Year ended 7/31/99 ........        15.57         .24(b)              1.25            1.49
   Year ended 7/31/98 ........        15.86         .21(b)              1.81            2.02
   Year ended 7/31/97 ........        13.81         .20(b)              3.89            4.09

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........    $   21.11     $  (.04)(b)         $  (4.82)       $  (4.86)
   Year ended 7/31/00 ........        18.57        (.10)(b)             3.55            3.45
   Year ended 7/31/99 ........        21.85         .07(b)              (.79)           (.72)
   Year ended 7/31/98 ........        18.61         .05(b)              5.28            5.33
   Year ended 7/31/97 ........        15.84         .07(b)              4.20            4.27
   Class B
   Year ended 7/31/01 ........    $   19.56     $  (.16)(b)         $  (4.44)       $  (4.60)
   Year ended 7/31/00 ........        17.39        (.23)(b)             3.31            3.08
   Year ended 7/31/99 ........        20.76        (.06)(b)             (.75)           (.81)
   Year ended 7/31/98 ........        17.87        (.08)(b)             5.02            4.94
   Year ended 7/31/97 ........        15.31        (.04)(b)             4.02            3.98
   Class C
   Year ended 7/31/01 ........    $   19.58     $  (.15)(b)         $  (4.45)       $  (4.60)
   Year ended 7/31/00 ........        17.41        (.23)(b)             3.31            3.08
   Year ended 7/31/99 ........        20.77        (.05)(b)             (.75)           (.80)
   Year ended 7/31/98 ........        17.89        (.08)(b)             5.01            4.93
   Year ended 7/31/97 ........        15.33        (.04)(b)             4.02            3.98

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........    $   13.57     $   .02(b)          $  (3.45)       $  (3.43)
   Year ended 6/30/00 ........        11.84        (.04)(b)             2.83            2.79
   Year ended 6/30/99 ........        12.67         .00(b)               .93             .93
   Year ended 6/30/98 ........        13.26         .10(b)               .85             .95
   Year ended 6/30/97 ........        12.13         .15(b)              2.55            2.70
   Class B
   Year ended 6/30/01 ........    $   13.06     $  (.07)(b)         $  (3.29)       $  (3.36)
   Year ended 6/30/00 ........        11.50        (.13)(b)             2.75            2.62
   Year ended 6/30/99 ........        12.37        (.08)(b)              .89             .81
   Year ended 6/30/98 ........        13.04         .02(b)               .82             .84
   Year ended 6/30/97 ........        11.96         .08(b)              2.50            2.58
   Class C
   Year ended 6/30/01 ........    $   13.05     $  (.06)(b)         $  (3.29)       $  (3.35)
   Year ended 6/30/00 ........        11.50        (.12)(b)             2.73            2.61
   Year ended 6/30/99 ........        12.37        (.08)(b)              .89             .81
   Year ended 6/30/98 ........        13.04         .05(b)               .79             .84
   Year ended 6/30/97 ........        11.96         .12(b)              2.46            2.58

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......    $   10.50     $  (.05)(b)         $  (1.15)       $  (1.20)
   Year ended 11/30/00 .......        13.22        (.14)(b)            (2.14)          (2.28)
   Year ended 11/30/99 .......         9.63        (.15)(b)(c)          3.74            3.59
   3/3/98++ to 11/30/98 ......        10.00        (.08)(b)(c)          (.29)           (.37)
   Class B
   12/1/00 to 5/31/01+ .......    $   10.29     $  (.08)(b)         $  (1.13)       $  (1.21)
   Year ended 11/30/00 .......        13.05        (.23)(b)            (2.09)          (2.32)
   Year ended 11/30/99 .......         9.58        (.22)(b)(c)          3.69            3.47
   3/3/98++ to 11/30/98 ......        10.00        (.13)(b)(c)          (.29)           (.42)
   Class C
   12/1/00 to 5/31/01+ .......    $   10.29     $  (.08)(b)         $  (1.13)       $  (1.21)
   Year ended 11/30/00 .......        13.05        (.23)(b)            (2.09)          (2.32)
   Year ended 11/30/99 .......         9.57        (.22)(b)(c)          3.70            3.48
   3/3/98++ to 11/30/98 ......        10.00        (.15)(b)(c)          (.28)           (.43)

                                               Less Dividends and Distributions                 Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........     $   (.38)      $   0.00        $   (.74)       $   0.00          $  (1.12)        $   15.96
   Year ended 7/31/00 ........         (.35)          0.00            (.64)           0.00              (.99)            15.53
   Year ended 7/31/99 ........         (.34)          0.00           (1.65)           0.00             (1.99)            15.63
   Year ended 7/31/98 ........         (.32)          0.00           (2.07)           0.00             (2.39)            15.97
   Year ended 7/31/97 ........         (.32)          0.00           (1.80)           0.00             (2.12)            16.17
   Class B
   Year ended 7/31/01 ........     $   (.29)      $   0.00        $   (.74)       $   0.00          $  (1.03)        $   15.31
   Year ended 7/31/00 ........         (.26)          0.00            (.64)           0.00              (.90)            14.96
   Year ended 7/31/99 ........         (.26)          0.00           (1.65)           0.00             (1.91)            15.11
   Year ended 7/31/98 ........         (.24)          0.00           (2.07)           0.00             (2.31)            15.54
   Year ended 7/31/97 ........         (.24)          0.00           (1.80)           0.00             (2.04)            15.83
   Class C
   Year ended 7/31/01 ........     $   (.29)      $   0.00        $   (.74)       $   0.00          $  (1.03)        $   15.36
   Year ended 7/31/00 ........         (.26)          0.00            (.64)           0.00              (.90)            15.01
   Year ended 7/31/99 ........         (.26)          0.00           (1.65)           0.00             (1.91)            15.15
   Year ended 7/31/98 ........         (.24)          0.00           (2.07)           0.00             (2.31)            15.57
   Year ended 7/31/97 ........         (.24)          0.00           (1.80)           0.00             (2.04)            15.86

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   14.62
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            21.11
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            18.57
   Year ended 7/31/98 ........         0.00           (.04)          (2.05)           0.00             (2.09)            21.85
   Year ended 7/31/97 ........         (.15)          (.03)          (1.32)           0.00             (1.50)            18.61
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   13.33
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            19.56
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            17.39
   Year ended 7/31/98 ........         0.00           0.00           (2.05)           0.00             (2.05)            20.76
   Year ended 7/31/97 ........         0.00           (.10)          (1.32)           0.00             (1.42)            17.87
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $  (1.50)       $   (.13)         $  (1.63)        $   13.35
   Year ended 7/31/00 ........         0.00           0.00            (.91)           0.00              (.91)            19.58
   Year ended 7/31/99 ........         0.00           0.00           (2.56)           0.00             (2.56)            17.41
   Year ended 7/31/98 ........         0.00           0.00           (2.05)           0.00             (2.05)            20.77
   Year ended 7/31/97 ........         0.00           (.10)          (1.32)           0.00             (1.42)            17.89

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.76
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.57
   Year ended 6/30/99 ........         (.12)          0.00           (1.64)           0.00             (1.76)            11.84
   Year ended 6/30/98 ........         (.18)          0.00           (1.36)           0.00             (1.54)            12.67
   Year ended 6/30/97 ........         (.15)          0.00           (1.42)           0.00             (1.57)            13.26
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.32
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.06
   Year ended 6/30/99 ........         (.04)          0.00           (1.64)           0.00             (1.68)            11.50
   Year ended 6/30/98 ........         (.15)          0.00           (1.36)           0.00             (1.51)            12.37
   Year ended 6/30/97 ........         (.08)          0.00           (1.42)           0.00             (1.50)            13.04
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (1.37)       $   (.01)         $  (1.38)        $    8.32
   Year ended 6/30/00 ........         0.00           0.00           (1.06)           0.00             (1.06)            13.05
   Year ended 6/30/99 ........         (.04)          0.00           (1.64)           0.00             (1.68)            11.50
   Year ended 6/30/98 ........         (.15)          0.00           (1.36)           0.00             (1.51)            12.37
   Year ended 6/30/97 ........         (.08)          0.00           (1.42)           0.00             (1.50)            13.04

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    9.30
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.50
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.22
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.63
   Class B
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00              0.00         $    9.08
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.29
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.05
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.58
   Class C
   12/1/00 to 5/31/01+ .......     $   0.00       $   0.00        $   0.00        $   0.00              0.00         $    9.08
   Year ended 11/30/00 .......         0.00           0.00            (.44)           0.00              (.44)            10.29
   Year ended 11/30/99 .......         0.00           0.00            0.00            0.00              0.00             13.05
   3/3/98++ to 11/30/98 ......         0.00           0.00            0.00            0.00              0.00              9.57

                                                                  Ratios/Supplemental Data
                                              ------------------------------------------------------------------

                                                                 Ratio of           Ratio of Net
                                                Net Assets,      Expenses          Income (Loss)
                                  Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period      Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------      ----------   ---------------   ----------          ----------     -------------
Alliance Balanced Shares
   Class A
   Year ended 7/31/01 ........     10.42%       $  282,874         1.17%               2.46%            63%
   Year ended 7/31/00 ........      6.22           212,326         1.12                2.62             76
   Year ended 7/31/99 ........     11.44           189,953         1.22(f)             2.31            105
   Year ended 7/31/98 ........     14.99           123,623         1.30(f)             2.07            145
   Year ended 7/31/97 ........     33.46           115,500         1.47(f)             2.11            207
   Class B
   Year ended 7/31/01 ........      9.63%       $  277,138         1.93%               1.70%            63%
   Year ended 7/31/00 ........      5.46           155,060         1.86                1.88             76
   Year ended 7/31/99 ........     10.56           136,384         1.97(f)             1.56            105
   Year ended 7/31/98 ........     14.13            47,728         2.06(f)             1.34            145
   Year ended 7/31/97 ........     32.34            24,192         2.25(f)             1.32            207
   Class C
   Year ended 7/31/01 ........      9.59%       $  109,592         1.93%               1.71%            63%
   Year ended 7/31/00 ........      5.52            65,214         1.86                1.88             76
   Year ended 7/31/99 ........     10.60            63,517         1.96(f)             1.57            105
   Year ended 7/31/98 ........     14.09            10,855         2.05(f)             1.36            145
   Year ended 7/31/97 ........     32.37             5,510         2.23(f)             1.37            207

Alliance New Europe Fund
   Class A
   Year ended 7/31/01 ........    (24.45)%      $  125,402         1.79%               (.23)%           84%
   Year ended 7/31/00 ........     18.89           170,815         1.65(f)             (.46)           103
   Year ended 7/31/99 ........     (2.87)          125,729         1.80(f)              .39             89
   Year ended 7/31/98 ........     32.21           130,777         1.85(f)              .25             99
   Year ended 7/31/97 ........     28.78            78,578         2.05(f)              .40             89
   Class B
   Year ended 7/31/01 ........    (25.10)%      $  121,639         2.54%               (.98)%           84%
   Year ended 7/31/00 ........     18.01           181,285         2.38(f)            (1.18)           103
   Year ended 7/31/99 ........     (3.52)          144,570         2.50(f)             (.34)            89
   Year ended 7/31/98 ........     31.22           137,425         2.56(f)             (.40)            99
   Year ended 7/31/97 ........     27.76            66,032         2.75(f)             (.23)            89
   Class C
   Year ended 7/31/01 ........    (25.07)%      $   41,203         2.51%               (.95)%           84%
   Year ended 7/31/00 ........     17.99            60,984         2.36(f)            (1.18)           103
   Year ended 7/31/99 ........     (3.46)           45,845         2.50(f)             (.28)            89
   Year ended 7/31/98 ........     31.13            39,618         2.56(f)             (.41)            99
   Year ended 7/31/97 ........     27.73            16,907         2.74(f)             (.23)            89

Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/01 ........    (26.81)%      $  245,873         1.81%                .14%            42%
   Year ended 6/30/00 ........     24.26           394,665         1.74(f)             (.31)            67
   Year ended 6/30/99 ........      9.86           340,194         1.92(f)             (.01)            58
   Year ended 6/30/98 ........      9.11           467,960         1.73                 .80             53
   Year ended 6/30/97 ........     25.16           561,793         1.72                1.27             48
   Class B
   Year ended 6/30/01 ........    (27.37)%      $   92,446         2.56%               (.64)%           42%
   Year ended 6/30/00 ........     23.45           160,847         2.47(f)            (1.02)            67
   Year ended 6/30/99 ........      8.91           117,420         2.63(f)            (1.43)            58
   Year ended 6/30/98 ........      8.34           156,348         2.45                 .20             53
   Year ended 6/30/97 ........     24.34           121,173         2.43                 .66             48
   Class C
   Year ended 6/30/01 ........    (27.30)%      $   23,976         2.56%               (.62)%           42%
   Year ended 6/30/00 ........     23.37            39,598         2.44(f)             (.94)            67
   Year ended 6/30/99 ........      8.91            20,397         2.63(f)            (1.44)            58
   Year ended 6/30/98 ........      8.34            26,635         2.44                 .38             53
   Year ended 6/30/97 ........     24.33            12,929         2.42                1.06             48

Alliance International
Premier Growth
   Class A
   12/1/00 to 5/31/01+ .......    (11.43)%      $   48,930         2.15%*              (.92)%*         187%
   Year ended 11/30/00 .......    (17.88)           60,330         1.95               (1.07)           111
   Year ended 11/30/99 .......     37.28            12,851         2.51(d)(f)         (1.34)           107
   3/3/98++ to 11/30/98 ......     (3.70)            7,255         2.50*(d)            (.90)*          151
   Class B
   12/1/00 to 5/31/01+ .......    (11.76)%      $  101,108         2.90%*             (1.72)%          187%
   Year ended 11/30/00 .......    (18.44)          122,503         2.67               (1.79)           111
   Year ended 11/30/99 .......     36.22            28,678         3.21(d)(f)         (2.07)           107
   3/3/98++ to 11/30/98 ......     (4.20)           11,710         3.20*(d)           (1.41)*          151
   Class C
   12/1/00 to 5/31/01+ .......    (11.76)%      $   38,932         2.87%*             (1.68)%*         187%
   Year ended 11/30/00 .......    (18.44)           46,894         2.66               (1.79)           111
   Year ended 11/30/99 .......     36.36             9,235         3.21(d)(f)         (2.06)           107
   3/3/98++ to 11/30/98 ......     (4.30)            3,120         3.20*(d)           (1.69)*          151

----------
Please refer to the footnotes on page 62 and 63.



                                     58 & 59

                                                     Income from Investment Operations
                                              -----------------------------------------------
                                                                   Net Gains
                                  Net Asset                       or Losses on
                                   Value,                          Securities      Total from
                                  Beginning   Net Investment     (both realized    Investment
      Fiscal Year or Period       of Period   Income (Loss)      and unrealized)   Operations
      ---------------------       ---------   -------------      ---------------   ----------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........    $   15.13     $  (.15)(b)         $  (4.51)       $  (4.66)
   Year ended 7/31/00 ........        11.66        (.16)(b)             3.83            3.67
   Year ended 7/31/99 ........        12.14        (.08)(b)              .76             .68
   Year ended 7/31/98 ........        12.87        (.11)(b)              .37             .26
   Year ended 7/31/97 ........        11.61        (.15)(b)             2.97            2.82
   Class B
   Year ended 7/31/01 ........    $   13.59     $  (.21)(b)         $  (4.00)       $  (4.21)
   Year ended 7/31/00 ........        10.57        (.24)(b)             3.46            3.22
   Year ended 7/31/99 ........        11.20        (.15)(b)              .68             .53
   Year ended 7/31/98 ........        12.03        (.18)(b)              .34             .16
   Year ended 7/31/97 ........        11.03        (.21)(b)             2.77            2.56
   Class C
   Year ended 7/31/01 ........    $   13.62     $  (.21)(b)         $  (4.01)       $  (4.22)
   Year ended 7/31/00 ........        10.59        (.24)(b)             3.47            3.23
   Year ended 7/31/99 ........        11.22        (.16)(b)              .69             .53
   Year ended 7/31/98 ........        12.05        (.19)(b)              .35             .16
   Year ended 7/31/97 ........        11.05        (.22)(b)             2.78            2.56

Alliance International Fund
   Class A
   Year ended 6/30/01 ........    $   19.65     $  (.06)(b)(c)      $  (5.53)       $  (5.59)
   Year ended 6/30/00 ........        16.24        (.04)(b)(c)          4.64            4.60
   Year ended 6/30/99 ........        18.55        (.04)(b)(c)          (.75)           (.79)
   Year ended 6/30/98 ........        18.69        (.01)(b)(c)          1.13            1.12
   Year ended 6/30/97 ........        18.32     .06 (b)                 1.51            1.57
   Class B
   Year ended 6/30/01 ........    $   18.16     $  (.16)(b)(c)      $  (5.06)       $  (5.22)
   Year ended 6/30/00 ........        15.19        (.17)(b)(c)          4.33            4.16
   Year ended 6/30/99 ........        17.41        (.16)(b)(c)          (.68)           (.84)
   Year ended 6/30/98 ........        17.71        (.16)(b)(c)          1.07             .91
   Year ended 6/30/97 ........        17.45        (.09)(b)             1.43            1.34
   Class C
   Year ended 6/30/01 ........    $   18.16     $  (.15)(b)(c)      $  (5.07)       $  (5.22)
   Year ended 6/30/00 ........        15.19        (.16)(b)(c)          4.32            4.16
   Year ended 6/30/99 ........        17.42        (.16)(b)(c)          (.69)           (.85)
   Year ended 6/30/98 ........        17.73        (.15)(b)(c)          1.05             .90
   Year ended 6/30/97 ........        17.46        (.09)(b)             1.44            1.35

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........    $   10.34     $  (.01)(b)(c)      $  (1.88)       $  (1.89)
   Year ended 7/31/00 ........         8.20        (.04)(b)(c)          2.18            2.14
   Year ended 7/31/99 ........         4.84         .02(b)(c)           3.34            3.36
   9/3/97++ to 7/31/98 .......        10.00         .08(b)(c)          (5.18)          (5.10)
   Class B
   Year ended 7/31/01 ........    $   10.13     $  (.07)(b)(c)      $  (1.85)       $  (1.92)
   Year ended 7/31/00 ........         8.12        (.11)(b)(c)          2.12            2.01
   Year ended 7/31/99 ........         4.82        (.01)(b)(c)          3.31            3.30
   9/3/97++ to 7/31/98 .......        10.00         .03(b)(c)          (5.17)          (5.14)
   Class C
   Year ended 7/31/01 ........    $   10.13     $  (.08)(b)(c)      $  (1.84)       $  (1.92)
   Year ended 7/31/00 ........         8.11        (.13)(b)(c)          2.15            2.02
   Year ended 7/31/99 ........         4.82        (.03)(b)(c)          3.32            3.29
   9/3/97++ to 7/31/98 .......        10.00         .03(b)(c)          (5.17)          (5.14)

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......    $    9.71     $  (.09)(b)(c)      $  (1.77)       $  (1.86)
   Year ended 10/31/00 .......        10.46        (.19)(b)             (.56)           (.75)
   Year ended 10/31/99 .......         5.86        (.10)(b)(c)          4.70            4.60
   Year ended 10/31/98 .......         7.54        (.10)(b)(c)         (1.58)          (1.68)
   Year ended 10/31/97 .......        11.04        (.21)(b)(c)         (2.95)          (3.16)
   Year ended 10/31/96 .......        10.45        (.21)(b)(c)           .88             .67
   Class B
   11/1/00 to 4/30/01+ .......    $    9.30     $  (.11)(b)(c)      $  (1.68)       $  (1.79)
   Year ended 10/31/00 .......        10.09        (.29)(b)             (.50)           (.79)
   Year ended 10/31/99 .......         5.71        (.18)(b)(c)          4.56            4.38
   Year ended 10/31/98 .......         7.39        (.14)(b)(c)         (1.54)          (1.68)
   Year ended 10/31/97 .......        10.90        (.28)(b)(c)         (2.89)          (3.17)
   Year ended 10/31/96 .......        10.41        (.28)(b)(c)           .85             .57
   Class C
   11/1/00 to 4/30/01+ .......    $    9.32     $  (.11)(b)(c)      $  (1.69)       $  (1.80)
   Year ended 10/31/00 .......        10.12        (.29)(b)             (.51)           (.80)
   Year ended 10/31/99 .......         5.72        (.18)(b)(c)          4.58            4.40
   Year ended 10/31/98 .......         7.40        (.14)(b)(c)         (1.54)          (1.68)
   Year ended 10/31/97 .......        10.91        (.27)(b)(c)         (2.90)          (3.17)
   Year ended 10/31/96 .......        10.41        (.28)(b)(c)           .86             .58

                                               Less Dividends and Distributions                 Less Distributions
                                  -----------------------------------------------------------   ------------------

                                  Dividends    Distributions                                          Total          Net Asset
                                   from Net     in Excess of    Distributions   Distributions       Dividends          Value,
                                  Investment   Net Investment       from         in Excess of         and              End of
      Fiscal Year or Period         Income         Income       Capital Gains   Capital Gains     Distributions        Period
      ---------------------         ------         ------       -------------   -------------     -------------        ------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    8.74
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            15.13
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            11.66
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            12.14
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.87
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    7.65
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            13.59
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            10.57
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            11.20
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.03
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $  (1.73)         $  (1.73)        $    7.67
   Year ended 7/31/00 ........         0.00           0.00            (.20)           0.00              (.20)            13.62
   Year ended 7/31/99 ........         0.00           0.00           (1.16)           0.00             (1.16)            10.59
   Year ended 7/31/98 ........         0.00           0.00            (.99)           0.00              (.99)            11.22
   Year ended 7/31/97 ........         0.00           0.00           (1.56)           0.00             (1.56)            12.05

Alliance International Fund
   Class A
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $   10.64
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            19.65
   Year ended 6/30/99 ........         0.00           (.48)          (1.04)           0.00             (1.52)            16.24
   Year ended 6/30/98 ........         0.00           (.05)          (1.21)           0.00             (1.26)            18.55
   Year ended 6/30/97 ........         (.12)          0.00           (1.08)           0.00             (1.20)            18.69
   Class B
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $    9.52
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            18.16
   Year ended 6/30/99 ........         (.34)          0.00           (1.04)           0.00             (1.38)            15.19
   Year ended 6/30/98 ........         0.00           0.00           (1.21)           0.00             (1.21)            17.41
   Year ended 6/30/97 ........         0.00           0.00           (1.08)           0.00             (1.08)            17.71
   Class C
   Year ended 6/30/01 ........     $   0.00       $   0.00        $  (3.28)       $   (.14)         $  (3.42)        $    9.52
   Year ended 6/30/00 ........         0.00           0.00           (1.19)           0.00             (1.19)            18.16
   Year ended 6/30/99 ........         (.34)          0.00           (1.04)           0.00             (1.38)            15.19
   Year ended 6/30/98 ........         0.00           0.00           (1.21)           0.00             (1.21)            17.42
   Year ended 6/30/97 ........         0.00           0.00           (1.08)           0.00             (1.08)            17.73

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.45
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.34
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.20
   9/3/97++ to 7/31/98 .......         (.06)          0.00            0.00            0.00              (.06)             4.84
   Class B
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.21
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.13
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.12
   9/3/97++ to 7/31/98 .......         (.03)          (.01)           0.00            0.00              (.04)             4.82
   Class C
   Year ended 7/31/01 ........     $   0.00       $   0.00        $   0.00        $   0.00          $   0.00         $    8.21
   Year ended 7/31/00 ........         0.00           0.00            0.00            0.00              0.00             10.13
   Year ended 7/31/99 ........         0.00           0.00            0.00            0.00              0.00              8.11
   9/3/97++ to 7/31/98 .......         (.03)          (.01)           0.00            0.00              (.04)             4.82

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.74
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.71
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.46
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.86
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.54
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            11.04
   Class B
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.40
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.30
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.09
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.71
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.39
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            10.90
   Class C
   11/1/00 to 4/30/01+ .......     $   0.00       $   0.00        $  (1.11)       $   0.00          $  (1.11)        $    6.41
   Year ended 10/31/00 .......         0.00           0.00            0.00            0.00              0.00              9.32
   Year ended 10/31/99 .......         0.00           0.00            0.00            0.00              0.00             10.12
   Year ended 10/31/98 .......         0.00           0.00            0.00            0.00              0.00              5.72
   Year ended 10/31/97 .......         0.00           0.00            (.34)           0.00              (.34)             7.40
   Year ended 10/31/96 .......         0.00           0.00            (.08)           0.00              (.08)            10.91

                                                                    Ratios/Supplemental Data
                                               ------------------------------------------------------------------

                                                                  Ratio of           Ratio of Net
                                                 Net Assets,      Expenses          Income (Loss)
                                   Total        End of Period    to Average          to Average       Portfolio
      Fiscal Year or Period       Return (a)   (000's omitted)   Net Assets          Net Assets     Turnover Rate
      ---------------------       ----------   ---------------   ----------          ----------     -------------
Alliance Global Small Cap Fund
   Class A
   Year ended 7/31/01 ........     (33.85)%      $   74,639         2.14%(f)           (1.33)%          121%
   Year ended 7/31/00 ........      31.81           120,687         2.02(f)            (1.07)           133
   Year ended 7/31/99 ........       7.51            77,164         2.37(f)             (.79)           120
   Year ended 7/31/98 ........       2.49            82,843         2.16(f)             (.88)           113
   Year ended 7/31/97 ........      26.47            85,217         2.41(f)            (1.25)           129
   Class B
   Year ended 7/31/01 ........     (34.44)%      $   35,500         2.90%(f)           (2.10)%          121%
   Year ended 7/31/00 ........      30.82            65,097         2.76(f)            (1.82)           133
   Year ended 7/31/99 ........       6.74            30,205         3.14(f)            (1.59)           120
   Year ended 7/31/98 ........       1.80            38,827         2.88(f)            (1.58)           113
   Year ended 7/31/97 ........      25.42            31,946         3.11(f)            (1.92)           129
   Class C
   Year ended 7/31/01 ........     (34.43)%      $    8,609         2.89%(f)           (2.12)%          121%
   Year ended 7/31/00 ........      30.86            19,580         2.75(f)            (1.80)           133
   Year ended 7/31/99 ........       6.72             7,058         3.15(f)            (1.61)           120
   Year ended 7/31/98 ........       1.79             9,471         2.88(f)            (1.59)           113
   Year ended 7/31/97 ........      25.37             8,718         3.10(f)            (1.93)           129

Alliance International Fund
   Class A
   Year ended 6/30/01 ........     (31.81)%      $   66,331         1.89%(d)(f)         (.42)%(c)        89%
   Year ended 6/30/00 ........      29.18            88,507         1.81(d)(f)(g)       (.21)(c)        154
   Year ended 6/30/99 ........      (3.95)           78,303         1.80(d)(f)          (.25)(c)        178
   Year ended 6/30/98 ........       6.79           131,565         1.65(d)             (.05)(c)        121
   Year ended 6/30/97 ........       9.30           190,173         1.74(f)              .31             94
   Class B
   Year ended 6/30/01 ........     (32.50)%      $   41,538         2.68%(d)(f)        (1.25)%(c)        89%
   Year ended 6/30/00 ........      28.27            68,639         2.60(d)(f)(g)       (.96)(c)        154
   Year ended 6/30/99 ........      (4.56)           55,724         2.61(d)(f)         (1.02)(c)        178
   Year ended 6/30/98 ........       5.92            71,370         2.49(d)             (.90)(c)        121
   Year ended 6/30/97 ........       8.37            77,725         2.58(f)             (.51)            94
   Class C
   Year ended 6/30/01 ........     (32.50)%      $   14,225         2.64%(d)(f)        (1.22)%(c)        89%
   Year ended 6/30/00 ........      28.27            21,180         2.57(d)(f)(g)       (.94)(c)        154
   Year ended 6/30/99 ........      (4.62)           16,876         2.61(d)(f)         (1.02)(c)        178
   Year ended 6/30/98 ........       5.85            20,428         2.48(d)             (.90)(c)        121
   Year ended 6/30/97 ........       8.42            23,268         2.56(f)             (.51)            94

Alliance Greater China '97 Fund
   Class A
   Year ended 7/31/01 ........     (18.28)%      $    2,039         2.51%(d)(f)         (.09)%           64%
   Year ended 7/31/00 ........      26.10             2,471         2.52(d)(f)          (.42)           158
   Year ended 7/31/99 ........      69.42             1,011         2.52(d)(f)           .36             94
   9/3/97++ to 7/31/98 .......     (51.20)              445         2.52*(d)(f)         1.20*            58
   Class B
   Year ended 7/31/01 ........     (18.95)%      $    3,234         3.21%(d)(f)         (.81)%           64%
   Year ended 7/31/00 ........      24.75             4,047         3.22(d)(f)         (1.13)           158
   Year ended 7/31/99 ........      68.46             1,902         3.22(d)(f)          (.22)            94
   9/3/97++ to 7/31/98 .......     (51.53)            1,551         3.22*(d)(f)          .53*            58
   Class C
   Year ended 7/31/01 ........     (18.95)%      $      877         3.21%(d)(f)         (.84)%           64%
   Year ended 7/31/00 ........      24.91             1,372         3.22(d)(f)         (1.31)           158
   Year ended 7/31/99 ........      68.26               162         3.22(d)(f)          (.49)            94
   9/3/97++ to 7/31/98 .......     (51.53)              102         3.22*(d)(f)          .50*            58

Alliance All-Asia
Investment Fund
   Class A
   11/1/00 to 4/30/01+ .......     (21.25)%      $   15,469         3.00%*(d)(f)       (2.31)%*         142%
   Year ended 10/31/00 .......      (7.17)           20,436         2.35(f)(g)         (1.51)           153
   Year ended 10/31/99 .......      78.50            40,040         2.45(d)(f)         (1.20)           119
   Year ended 10/31/98 .......     (22.28)            3,778         3.74(d)(f)         (1.50)            93
   Year ended 10/31/97 .......     (29.61)            5,916         3.45(d)            (1.97)            70
   Year ended 10/31/96 .......       6.43            12,284         3.37(d)            (1.75)            66
   Class B
   11/1/00 to 4/30/01+ .......     (21.45)%      $   21,789         3.70%*(d)(f)       (3.02)%*         142%
   Year ended 10/31/00 .......      (7.83)           35,927         3.18(f)(g)         (2.32)           153
   Year ended 10/31/99 .......      76.71            38,108         3.48(d)(f)         (2.31)           119
   Year ended 10/31/98 .......     (22.73)            8,844         4.49(d)(f)         (2.22)            93
   Year ended 10/31/97 .......     (30.09)           11,439         4.15(d)            (2.67)            70
   Year ended 10/31/96 .......       5.49            23,784         4.07(d)            (2.44)            66
   Class C
   11/1/00 to 4/30/01+ .......     (21.52)%      $    6,203         3.70%*(d)(f)       (3.03)%*         142%
   Year ended 10/31/00 .......      (7.90)           11,284         3.18(f)(g)         (2.31)           153
   Year ended 10/31/99 .......      76.92            10,060         3.41(d)(f)         (2.21)           119
   Year ended 10/31/98 .......     (22.70)            1,717         4.48(d)(f)         (2.20)            93
   Year ended 10/31/97 .......     (30.06)            1,859         4.15(d)            (2.66)            70
   Year ended 10/31/96 .......       5.59             4,228         4.07(d)            (2.42)            66

----------
Please refer to the footnotes on page 62 and 63.



                                     60 & 61

                                                       Income from Investment Operations
                                             ------------------------------------------------
                                                                Net Realized
                                                               and Unrealized
                                 Net Asset                     Gain (Loss) on    Net Increase
                                  Value,                       Investments and    (Decrease)
                                 Beginning   Net Investment   Foreign Currency      in Net
                                 of Period      Loss (b)        Transactions      Asset Value
                                 ---------   --------------    ---------------   ------------
The Korean Investment Fund
   Year ended 4/30/01.........    $ 9.14       $(.08)             $(2.81)          $(2.89)
   Year ended 4/30/00.........      6.90        (.07)               2.22             2.15
   Year ended 4/30/99.........      3.48        (.06)               3.48             3.42
   Year ended 4/30/98.........      7.52        (.09)              (3.95)           (4.04)
   Year ended 4/30/97.........     12.36        (.07)              (4.77)           (4.84)

                                                                                                            Total Return
                                             Capital Share Transactions                                     ------------
                                 ------------------------------------------                    Total Investment Return Based on: (h)
                                    Anti-                                                      ------------------------------------
                                  Dilutive
                                   Effect
                                  of Share         Total             Net
                                 Repurchase    Capital Share    Asset Value,    Market Value,                                Net
                                   Program     Transactions     End of Period   End of Period  Market Value              Asset Value
                                 -----------  --------------   --------------  --------------  -------------            ------------
The Korean Investment Fund
   Year ended 4/30/01.........     $ .28           $ .28           $6.53            $6.35         (1.37)%                 (28.56)%
   Year ended 4/30/00.........       .09             .09            9.14             6.438         6.18                    32.46
   Year ended 4/30/99.........      0.00            0.00            6.90             6.063        56.46                    98.28
   Year ended 4/30/98.........      0.00            0.00            3.48             3.8785      (45.61)                  (53.72)
   Year ended 4/30/97.........      0.00            0.00            7.52             7.125       (38.04)                  (39.16)

                                                             Ratios/Supplemental Data
                                                   --------------------------------------------

                                                    Ratio of     Ratio of Net
                                   Net Assets,      Expenses    Investment Loss
                                  End of Period    to Average     to Average        Portfolio
                                 (000's omitted)   Net Assets     Net Assets      Turnover Rate
                                 ---------------   ----------   --------------    -------------
The Korean Investment Fund
   Year ended 4/30/01.........       $48,633           2.29%         (.98)%              32%
   Year ended 4/30/00.........        72,622           2.06          (.71)               68
   Year ended 4/30/99.........        58,348           2.93         (1.49)              102
   Year ended 4/30/98.........        29,439           2.29         (1.60)               47
   Year ended 4/30/97.........        63,586           2.11          (.73)               32


+     Unaudited.
++    Commencement of operations.
*     Annualized.


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below, would have been as follows:


                                                    1996     1997     1998      1999     2000      2001
                                                    ----     ----     ----      ----     ----      ----
      Alliance All-Asia Investment Fund
         Class A                                    3.61%    3.57%    4.63%     2.93%    2.35%     3.18%*
         Class B                                    4.33%    4.27%    5.39%     3.96%    3.18%     3.99%*
         Class C                                    4.30%    4.27%    5.42%     3.89%    3.18%     3.93%*

      Alliance International Fund
         Class A                                      --       --     1.80%     1.91%    1.95%     2.03%
         Class B                                      --       --     2.64%     2.74%    2.74%     2.82%
         Class C                                      --       --     2.63%     2.75%    2.70%     2.78%

      Alliance Greater China '97 Fund
         Class A                                      --       --    18.27%*   19.68%    9.92%     9.50%
         Class B                                      --       --    19.18%*   20.22%   10.72%    10.28%
         Class C                                      --       --    19.37%*   20.41%   10.01%    10.13%

      Alliance International Premier Growth Fund
         Class A                                      --       --     5.19%*    3.26%      --        --
         Class B                                      --       --     6.14%*    3.93%      --        --
         Class C                                      --       --     6.00%*    3.92%      --        --

      Alliance Health Care Fund
         Class A                                      --       --       --        --     1.96%*      --
         Class B                                      --       --       --        --     2.67%*      --
         Class C                                      --       --       --        --     2.67%*      --

----------
(e) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


      Alliance Balanced
      Shares                      1997       1998        1999       2000       2001
        Class A                   1.46%      1.29%       1.21%        --         --
        Class B                   2.24%      2.05%       1.96%        --         --
        Class C                   2.22%      2.04%       1.94%        --         --

      Alliance Growth Fund        1997       1998        1999       2000       2001
        Class A                   1.25%      1.21%         --         --         --
        Class B                   1.95%      1.93%         --         --         --
        Class C                   1.95%      1.92%         --         --         --

      Alliance International
      Fund                        1997       1998        1999       2000       2001
        Class A                   1.73%        --        1.78%      1.79%      1.87%
        Class B                   2.58%        --        2.59%      2.59%      2.67%
        Class C                   2.56%        --        2.59%      2.55%      2.63%

      Alliance Global
      Small Cap Fund              1997       1998        1999       2000       2001
        Class A                   2.38%      2.14%       2.33%      2.01%      2.13%
        Class B                   3.08%      2.86%       3.11%      2.75%      2.89%
        Class C                   3.08%      2.85%       3.12%      2.74%      2.88%

      Alliance Technology
      Fund                        1997       1998        1999       2000       2001
        Class A                   1.66%      1.65%       1.66%        --         --
        Class B                   2.36%      2.38%       2.38%        --         --
        Class C                   2.37%      2.38%       2.40%        --         --

      Alliance Worldwide
      Privatization Fund          1997       1998        1999       2000       2001
        Class A                     --         --        1.91%      1.73%        --
        Class B                     --         --        2.62%      2.46%        --
        Class C                     --         --        2.61%      2.43%        --

      Alliance Greater
      China '97 Fund              1997       1998        1999       2000       2001
        Class A                     --       2.50%*      2.50%      2.50%      2.50%
        Class B                     --       3.20%*      3.20%      3.20%      3.20%
        Class C                     --       3.20%*      3.20%      3.20%      3.20%

      Alliance New Europe
      Fund                        1997       1998        1999       2000       2001
        Class A                   2.04%      1.84%       1.78%      1.64%        --
        Class B                   2.74%      2.54%       2.49%      2.36%        --
        Class C                   2.73%      2.54%       2.49%      2.35%        --

      Alliance Growth and
      Income Fund                 1997       1998        1999       2000       2001
        Class A                    .91%       .92%         --         --         --
        Class B                   1.71%      1.71%         --         --         --
        Class C                   1.70%      1.71%         --         --         --

      Alliance Quasar Fund        1997       1998        1999       2000       2001
        Class A                     --       1.60%       1.68%      1.67%        --
        Class B                     --       2.38%       2.45%      2.42%        --
        Class C                     --       2.37%       2.44%      2.42%        --

      Alliance Premier
      Growth Fund                 1997       1998        1999       2000       2001
        Class A                     --       1.58%         --         --         --
        Class B                     --       2.27%         --         --         --
        Class C                     --       2.27%         --         --         --

      Alliance All-Asia           1997       1998        1999       2000       2001
        Class A                     --       3.70%       2.43%      2.34%      3.00%
        Class B                     --       4.44%       3.46%      3.17%      3.70%
        Class C                     --       4.44%       3.39%      3.16%      3.70%

      Alliance International
      Premier Growth              1997       1998        1999       2000       2001
        Class A                     --         --        2.50%        --         --
        Class B                     --         --        3.20%        --         --
        Class C                     --         --        3.20%        --         --

(g) Includes interest expenses. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been 1.94%, 2.74% and 2.70% for Class A, Class B and Class C respectively for 2000. If Alliance All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 2.30%, 3.13% and 3.13% for Class A, Class B and Class C, respectively for 2000.
(h) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.



                                     62 & 63

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.52 in 2000.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6222.46 at the end of 2000 down approximately 10% from the end of 1999. On October 5, 2001, the FT-SE index closed at 5036.00.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 413 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. The TOPIX closed at 1283.67 at the end of 2000, down approximately 25% from the end of 1999. On October 5, 2001, the TOPIX closed at 1070.45.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. In November 2000, amidst growing dissatisfaction with Mr. Mori's leadership, the parliament submitted a motion of no confidence, which was narrowly defeated. Mr. Mori was replaced as Prime Minister by Junichiro Koizumi in April 2001. On July 29, 2001, the LDP won 64 of the 121 open seats in the House of Councillors election, leaving the LDP-led coalition a substantial majority in both houses of the Parliament. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. While there has been some improvement, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalling economy. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization ("WTO"). With all bilateral and multilateral negotiations now completed, it is anticipated that China's entry into the WTO will be finalized by early 2002. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.


China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                     (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                                SEC File No.
-----                                                               -----------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776
The Korean Investment Fund                                          811-06467

Privacy Notice (This information is not part of the Prospectus.)
--------------------------------------------------------------------------------

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).


It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

      Advisor Class Prospectus and Application


      November 1, 2001


      Domestic Stock Funds

            > Alliance Premier Growth Fund
            > Alliance Health Care Fund
            > Alliance Growth Fund
            > Alliance Technology Fund
            > Alliance Quasar Fund
            > The Alliance Fund

      Total Return Funds

            > Alliance Growth and Income Fund
            > Alliance Balanced Shares

      Global Stock Funds

            > Alliance New Europe Fund
            > Alliance Worldwide
              Privatization Fund
            > Alliance International
              Premier Growth Fund
            > Alliance Global Small Cap Fund
            > Alliance International Fund
            > Alliance Greater China '97 Fund
            > Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3
Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   19
Principal Risks by Fund ...................................................   20

FEES AND EXPENSES OF THE FUNDS ............................................   21

GLOSSARY ..................................................................   24

DESCRIPTION OF THE FUNDS ..................................................   25
Investment Objectives and Principal Policies ..............................   25

Description of Additional Investment Practices ............................   34
Additional Risk Considerations ............................................   40


MANAGEMENT OF THE FUNDS ...................................................   43

PURCHASE AND SALE OF SHARES ...............................................   46
How The Funds Value Their Shares ..........................................   46
How To Buy Shares .........................................................   46

How To Exchange Shares ....................................................   46
How To Sell Shares ........................................................   46


DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   47

CONVERSION FEATURE ........................................................   48

GENERAL INFORMATION .......................................................   49

FINANCIAL HIGHLIGHTS ......................................................   49

APPENDIX A--ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM, JAPAN, AND
GREATER CHINA COUNTRIES ...................................................   54

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 19.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and


      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                              1 Year  Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -19.59%      21.97%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                    -22.42%      17.68%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -31.08%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00

  n/a    n/a    n/a    n/a    n/a    n/a     33.11     49.85     29.42    -19.59

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -15.86%, 4th quarter, 2000.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                              1 Year  Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 32.96%      26.23%
--------------------------------------------------------------------------------
S&P 500 Index                                                 -9.10%       1.16%
--------------------------------------------------------------------------------
S&P Healthcare Composite                                      35.95%      20.45%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 8/27/99.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -19.99%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

    91      92      93      94      95      96      97      98      99        00
--------------------------------------------------------------------------------
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     n/a     32.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.84%, 2nd quarter, 2000; and Worst Quarter was up 0.70%, 4th quarter, 2000.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -18.24%       15.38%
--------------------------------------------------------------------------------
S&P 500 Index                                                -9.10%       17.94%
--------------------------------------------------------------------------------
Russell 3000 Index                                           -7.46%       17.18%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -35.57%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     27.46     28.55     25.96    -18.24

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -16.20%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/ sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                           1 Year     Inception*
--------------------------------------------------------------------------------
Advisor Class                                             -24.42%         22.27%
--------------------------------------------------------------------------------
S&P 500 Index                                              -9.10%         17.94%
--------------------------------------------------------------------------------
* Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -44.71%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      4.84     63.68     72.32    -24.42

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.69%, 4th quarter, 1999; and Worst Quarter was down -27.33%, 4th quarter, 2000.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risks and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -7.10%        4.76%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                   -22.43%        7.08%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unanualized return for the Advisor Class shares was -30.82%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     17.48     -4.30     13.25     -7.10

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.58%, 4th quarter, 1999; and Worst Quarter was down -28.39%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -15.68%       12.48%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index                                -11.75%       18.21%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -33.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     36.27     -2.41     33.95    -15.68

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.29%, 4th quarter, 1999; and Worst Quarter was down -24.17%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 13.84%      20.28%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                       7.01%      16.67%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -11.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     29.57     21.48     11.33     13.84

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -13.76%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                 12.75%      15.46%
--------------------------------------------------------------------------------
S&P 500 Index                                                 -9.10%      17.94%
--------------------------------------------------------------------------------
Lehman Gov't Bond Index                                       13.24%       7.32%
--------------------------------------------------------------------------------
Solomon 1 Year Treasury Index                                  7.10%       5.81%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -4.23%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     27.43     16.03      5.22     12.75

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -6.36%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2001, the Fund had approximately 40% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                                -8.61%       15.76%
--------------------------------------------------------------------------------
MSCI Europe Index                                            -8.14%       15.64%
--------------------------------------------------------------------------------
MSCI Europe Growth Index                                    -24.40%        5.41%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.67%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     17.08     25.39     26.53     -8.61

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.91%, 4th quarter, 1999; and Worst Quarter was down -19.61%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -25.06%       10.80%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)                           -13.16%        8.37%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -26.12%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a     13.45      9.33     56.62    -25.06

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.27%, 4th quarter, 1999; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -25.04%        3.80%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -13.96%        5.15%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                                      -24.40%        2.23%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 3/3/98.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -29.49%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a       n/a       n/a     47.51    -25.04

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.50%, 4th quarter, 1999; and Worst Quarter was down -11.70%, 3rd quarter, 2000.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -17.94%        8.09%
--------------------------------------------------------------------------------
MSCI World Index                                            -12.92%       12.70%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -34.44%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      8.44      3.81     46.91    -17.94

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 32.13%, 4th quarter, 1999; and Worst Quarter was down -22.96%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -19.53%        5.10%
--------------------------------------------------------------------------------
MSCI EAFE Index                                             -13.96%        8.06%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.95%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a      1.59      9.96     35.12    -19.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.08%, 4th quarter, 1999; and Worst Quarter was down -17.80%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2001 the Fund had approximately 72% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -24.27%      -2.50%
--------------------------------------------------------------------------------
MSCI China Free Index                                       -32.19%     -32.50%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                        -14.74%      -1.88%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                           -44.90%     -17.39%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 9/3/97.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -25.47%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a       n/a     -7.87     83.38    -24.27

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.44%, 4th quarter, 1999; and Worst Quarter was down -26.92%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At June 30, 2001, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE


Average Annual Total Returns
(For the periods ended December 31, 2000)
--------------------------------------------------------------------------------

                                                                          Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Advisor Class                                               -40.27%      -6.91%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index                         -28.15%      -4.15%
--------------------------------------------------------------------------------
*     Inception Date for Advisor Class shares: 10/1/96.


BAR CHART


The following chart shows the annual returns for the Advisor Class shares. Through 9/30/01, the year to date unannualized return for the Advisor Class shares was -30.84%.


   [The following table was depicted by a bar chart in the printed material.]

Calendar Year End

   91     92     93     94     95     96        97        98        99        00
--------------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    n/a    n/a    -34.83    -12.15    119.50    -40.27

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 39.04%, 4th quarter, 1999; and Worst Quarter was down -22.22%, 4th quarter, 2000.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK


Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------
                                        Industry/   Capital-   Interest
                               Market    Sector      ization     Rate     Credit   Foreign
Fund                            Risk      Risk        Risk       Risk      Risk     Risk
------------------------------------------------------------------------------------------
Alliance Premier Growth Fund      o
------------------------------------------------------------------------------------------
Alliance Health Care Fund         o         o           o                             o
------------------------------------------------------------------------------------------
Alliance Growth Fund              o                     o          o         o        o
------------------------------------------------------------------------------------------
Alliance Technology Fund          o         o                                         o
------------------------------------------------------------------------------------------
Alliance Quasar Fund              o                     o
------------------------------------------------------------------------------------------
The Alliance Fund                 o                     o
------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                       o                                o         o
------------------------------------------------------------------------------------------
Alliance Balanced Shares          o                                o         o
------------------------------------------------------------------------------------------
Alliance New Europe Fund          o                                                   o
------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                o         o                                         o
------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund               o                                                   o
------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                              o                     o                             o
------------------------------------------------------------------------------------------
Alliance International Fund       o                                                   o
------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                              o                                                   o
------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                              o                                                   o
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                          Country or                Focused
                               Currency   Geographic    Manage-    Portfolio  Allocation
Fund                             Risk        Risk      ment Risk     Risk        Risk
----------------------------------------------------------------------------------------
Alliance Premier Growth Fund                               o           o
----------------------------------------------------------------------------------------
Alliance Health Care Fund          o                       o
----------------------------------------------------------------------------------------
Alliance Growth Fund               o                       o
----------------------------------------------------------------------------------------
Alliance Technology Fund           o                       o
----------------------------------------------------------------------------------------
Alliance Quasar Fund                                       o
----------------------------------------------------------------------------------------
The Alliance Fund                                          o
----------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                                                o
----------------------------------------------------------------------------------------
Alliance Balanced Shares                                   o                       o
----------------------------------------------------------------------------------------
Alliance New Europe Fund           o           o           o
----------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                 o           o           o
----------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund                o                       o           o
----------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                               o                       o
----------------------------------------------------------------------------------------
Alliance International Fund        o           o           o
----------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                               o           o           o           o
----------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                               o           o           o
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                             Advisor Class Share
                                                             -------------------
Maximum Front-end or Deferred Sales Charge (Load)            None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------

Alliance Premier Growth Fund

Management fees                            .91%    After 1 year          $   113
Distribution (12b-1) fees                 None     After 3 years         $   353
Other expenses                             .20%    After 5 years         $   612
                                         -----     After 10 years        $ 1,352
Total fund operating expenses             1.11%
                                         =====

Alliance Health Care Fund


Management fees                            .95%    After 1 year          $   145
Distribution (12b-1) fees                 None     After 3 years         $   449
Other expenses                             .47%    After 5 years         $   776
                                         -----     After 10 years        $ 1,702
Total fund operating expenses             1.42%
                                         =====


Alliance Growth Fund

Management fees                            .67%    After 1 year          $    85
Distribution (12b-1) fees                 None     After 3 years         $   265
Other expenses                             .16%    After 5 years         $   460
                                         -----     After 10 years        $ 1,025
Total fund operating expenses              .83%
                                         =====

Alliance Technology Fund

Management fees                           1.00%    After 1 year          $   121
Distribution (12b-1) fees                 None     After 3 years         $   378
Other expenses                             .19%    After 5 years         $   654
                                         -----     After 10 years        $ 1,443
Total fund operating expenses             1.19%
                                         =====

Alliance Quasar Fund

Management fees                           1.01%    After 1 year          $   142
Distribution (12b-1) fees                 None     After 3 years         $   440
Other expenses                             .38%    After 5 years         $   761
                                         -----     After 10 years        $ 1,669
Total fund operating expenses             1.39%
                                         =====

The Alliance Fund

Management fees                            .67%    After 1 year          $    85
Distribution (12b-1) fees                 None     After 3 years         $   265
Other expenses                             .16%    After 5 years         $   460
                                         -----     After 10 years        $ 1,025
Total fund operating expenses              .83%
                                         =====

--------------------------------------------------------------------------------
Please refer to footnotes on page 23.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------


Alliance Growth and
Income Fund(a)


Management fees                            .62%    After 1 year          $    83
Distribution (12b-1) fees                 None     After 3 years         $   259
Other expenses                             .19%    After 5 years         $   450
                                         -----     After 10 years        $ 1,002
Total fund operating expenses              .81%
                                         =====

Alliance Balanced Shares Fund


Management fees                            .54%    After 1 year          $    93
Distribution (12b-1) fees                 None     After 3 years         $   290
Other expenses                             .37%    After 5 years         $   504
                                         -----     After 10 years        $ 1,120
Total fund operating expenses              .91%
                                         =====


Alliance New Europe Fund


Management fees                            .93%    After 1 year          $   151
Distribution (12b-1) fees                 None     After 3 years         $   468
Other expenses                             .55%    After 5 years         $   808
                                         -----     After 10 years        $ 1,768
Total fund operating expenses             1.48%
                                         =====


Alliance Worldwide
Privatization Fund


Management fees                           1.00%    After 1 year          $   153
Distribution (12b-1) fees                 None     After 3 years         $   474
Other expenses                             .50%    After 5 years         $   818
                                         -----     After 10 years        $ 1,791
Total fund operating expenses             1.50%
                                         =====


Alliance International
Premier Growth Fund

Management fees                           1.00%    After 1 year          $   164
Distribution (12b-1) fees                 None     After 3 years         $   508
Other expenses                             .61%    After 5 years         $   876
                                         -----     After 10 years        $ 1,911
Total fund operating expenses             1.61%
                                         =====

Alliance Global
Small Cap Fund


Management Fees                           1.00%    After 1 year          $   186
Distribution (12b-1) Fees                 None     After 3 years         $   576
Other Expenses                             .83%    After 5 years         $   990
                                         -----     After 10 years        $ 2,148
Total fund operating expenses             1.83%
                                         =====


Alliance International Fund


Management fees                            .94%    After 1 year          $   161
Distribution (12b-1) fees                 None     After 3 years (c)     $   528
Other expenses                             .78%    After 5 years (c)     $   920
                                         -----     After 10 years (c)    $ 2,019
Total fund operating expenses             1.72%
                                         =====
Waiver and/or expense reimbursement (b)   (.14)%
                                         =====
Net expenses                              1.58%
                                         =====


Alliance Greater
China '97 Fund


Management fees                           1.00%    After 1 year          $   224
Distribution (12b-1) fees                 None     After 3 years (c)     $ 2,064
Other expenses                            8.35%    After 5 years (c)     $ 3,746
                                         -----     After 10 years (c)    $ 7,354
Total fund operating expenses             9.35%
                                         =====
Waiver and/or expense reimbursement (b)  (7.14)%
                                         =====
Net expenses                              2.21%
                                         =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 23.

             Operating Expenses                              Examples
-----------------------------------------------    -----------------------------

Alliance All-Asia
Investment Fund

Management fees                           1.00%    After 1 year          $   222
Distribution (12b-1) fees                 None     After 3 years         $   685
Administration fees                        .15%    After 5 years         $ 1,175
Other operating expenses                  1.04%    After 10 years        $ 2,524
                                         -----
Total fund operating expenses             2.19%
                                         =====

--------------------------------------------------------------------------------

(a) Reflects the increase in the advisory fee effective as of December 7, 2000.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
(c) These examples assume that Alliance's agreement to waive management fees and/or reimburse Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.


RATING AGENCIES, RATED SECURITIES AND INDEXES

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch, Inc., the international rating agency formed through the merger of Fitch IBCA, Inc. & Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80% of its net assets in securities issued by companies principally engaged in Health Care Industries. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care

Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care
Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;


o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund




Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities of these companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on the securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purpose; and


o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


Alliance Balanced Shares


Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.


The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and


o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund


Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.


The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into standby commitment agreements;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into forward commitments.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund


Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may maintain no more than 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance International Fund

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.

Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund


Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. (For purposes of this policy, net assets includes any borrowings for investment purposes.) This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.


Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund; Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund,

Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.


U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2001 totaling more than $465 billion (of which more than $176 billion represented assets of investment companies). As of June 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 36 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 141 separate investment portfolios, currently have more than 7.0 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                     Fee as a percentage of            Fiscal
Fund                                average daily net assets*        Year Ending
----                                -------------------------        -----------


Alliance Premier Growth
    Fund                                       .91%                   11/30/00
Alliance Health Care Fund                      .95                     6/30/01
Alliance Growth Fund                           .67                    10/31/00
Alliance Technology Fund                      1.00                    11/30/00
Alliance Quasar Fund                          1.01                     9/30/00
The Alliance Fund                              .67                    11/30/00
Alliance Growth and Income
    Fund                                       .62**                  10/31/00
Alliance Balanced Shares
    Fund                                       .54                     7/31/01
Alliance New Europe Fund                       .93                     7/31/01
Alliance Worldwide
    Privatization Fund                        1.00                     6/30/01
Alliance International
    Premier Growth Fund                       1.00                    11/30/00
Alliance Global Small Cap
    Fund                                      1.00                     7/31/01
Alliance International Fund                    .80                     6/30/01
Alliance Greater China
    '97 Fund                                     0                     7/31/01
Alliance All-Asia Investment
    Fund                                      1.00                    10/31/00


--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
**    Reflects the increase in the advisory fee effective December 7, 2000.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health         Norman Fidel; since inception      *
Care Fund               --Senior Vice President
                        of ACMC

Alliance Growth         Jane Mack Gould; since 2000        *
Fund                    --Senior Vice President
                        of ACMC

                        Alan Levi; since 2000              *
                        --Senior Vice President
                        of ACMC

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aronow; since 1999           Associated with
Fund                    --Senior Vice President            Alliance since 1999;
                        of ACMC                            prior thereto, Vice
                                                           President at Invesco
                                                           since 1998; prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996


The Alliance Fund       John L. Blundin; since 2001        *
                        --Executive Vice President
                        of ACMC

                        Alan Levi; since 2001              *
                        --(see above)


Alliance Growth and     Paul Rissman; since 1994
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares Fund             --(see above)

Alliance New Europe     Steven Beinhacker; since 1997      *
Fund                    --Senior Vice President
                        of ACMC

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception, Vice President
                        of ACMC and Director
                        and Senior Vice President
                        of Alliance Capital Limited***


Alliance International  Guru M. Baliga; since 2001         Associated with
Premier Growth Fund     --Senior Vice President            Alliance since 1998;
                        of ACMC                            prior thereto,
                                                           senior portfolio
                                                           manager and head of
                                                           the research based
                                                           large cap growth team
                                                           at American Express
                                                           Financial Corporation
                                                           since prior to 1996.

Alliance Global         Bruce Aronow; since 1999           (see above)
Small Cap Fund          --(see above)


                        Mark D. Breedon; since 1998        *
                        --(see above)

Alliance                Edward Baker III; since 2000       *
International Fund      --Senior Vice President
                        of ACMC

Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.

Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research

                        Manish Singhai; since 2000         Associated with
                        --Vice President of ACMC           Alliance since 1998;
                                                           prior thereto,
                                                           associated with
                                                           Caspian Securities
                                                           Ltd. as head of
                                                           Asian technology
                                                           research

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2001, the assets in the Historical Portfolios totaled approximately $8.9 billion and the average size of an institutional account in the Historical Portfolio was approximately $305 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts calculated on a quarterly basis. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.


Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Large Cap Growth Fund Index is prepared by Lipper Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIOS*


                                                                                           Lipper
                                                                          Russell         Large Cap
                          Premier        Historical       S&P 500           1000           Growth
                           Growth        Portfolios        Index        Growth Index     Fund Index
                            Fund       Total Return**   Total Return    Total Return    Total Return
1/1/01-
9/30/01*** .......        (31.19)%        (30.78)%        (20.38)%        (30.89)%        (33.34)%
Year ended
December:
2000*** ..........        (23.28)         (18.19)          (9.10)         (22.42)         (19.68)
1999*** ..........         23.51           29.67           21.03           33.16           34.82
1998*** ..........         42.97           52.16           28.60           38.71           36.47
1997*** ..........         27.05           34.64           33.36           30.49           27.59
1996*** ..........         18.84           22.06           22.96           23.12           20.56
1995*** ..........         40.66           39.83           37.58           37.19           34.92
1994 .............         (9.78)          (4.82)           1.32            2.66           (0.82)
1993 .............          5.35           10.54           10.08            2.90           10.66
1992 .............            --           12.18            7.62            5.00            6.89
1991 .............            --           38.91           30.47           41.16           37.34
1990 .............            --           (1.57)          (3.10)          (0.26)          (1.82)
1989 .............            --           38.80           31.69           35.92           32.30
1988 .............            --           10.88           16.61           11.27           10.84
1987 .............            --            8.49            5.25            5.31            3.33
1986 .............            --           27.40           18.67           15.36           16.75
1985 .............            --           37.41           31.73           32.85           32.85
1984 .............            --           (3.31)           6.27            (.95)          (4.25)
1983 .............            --           20.80           22.56           15.98           22.63
1982 .............            --           28.02           21.55           20.46           28.91
1981 .............            --           (1.09)          (4.92)         (11.31)          (0.06)
1980 .............            --           50.73           32.50           39.57           47.73
1979 .............            --           30.76           18.61           23.91           29.90
Cumulative
total return
for the period
January 1, 1979 to
September 30, 2001            --           3,431%          2,199%          1,666%          2,106%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2001 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                                   Lipper
                                                                    Russell      Large Cap
                          Premier      Historical      S&P 500        1000         Growth
                          Growth       Portfolios       Index     Growth Index   Fund Index
One year .........        -42.15%        -40.67%       -26.61%       -45.64%       -45.68%
Three years ......         -2.32          -1.04          2.03         -3.28         -3.05
Five years .......          9.70          11.01         10.23          6.50          5.73
Ten years ........         12.59*         12.85         12.69         10.58         10.15
Since January 1,
1979 .............            --          16.96         14.77         13.45         14.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:


o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, Alliance Fund Distributors, Inc. or AFD;


o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.


Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                 P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send its Shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                                   Income from Investment Operations
                                                         ----------------------------------------------------
                                                                               Net Gains
                                         Net Asset                           or Losses on
                                          Value,                              Securities          Total from
                                         Beginning       Net Investment     (both realized        Investment
      Fiscal Year or Period              of Period        Income (Loss)     and unrealized)       Operations
      ---------------------            ------------      ---------------    ---------------     -------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....            $   29.99         $   (.07)(b)            $  (2.57)         $  (2.64)
   Year ended 11/30/00 ....                36.25             (.14)(b)               (3.76)            (3.90)
   Year ended 11/30/99 ....                27.71             (.17)(b)                9.32              9.15
   Year ended 11/30/98 ....                22.10             (.07)(b)                7.14              7.07
   Year ended 11/30/97 ....                17.99             (.06)(b)                5.25              5.19
   10/2/96++ to 11/30/96 ..                15.94             (.01)(b)                2.06              2.05

Alliance Health Care Fund
   Year ended 6/30/01 .....            $   12.54         $   (.07)(b)            $  (1.02)         $  (1.09)
   8/27/99+++ to 6/30/00 ..                10.00             (.03)(b)(c)             2.57              2.54

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....            $   53.17         $   (.02)(b)            $ (11.89)         $ (11.91)
   Year ended 10/31/00 ....                56.88             (.02)(b)                3.75              3.73
   Year ended 10/31/99 ....                47.47              .02(b)                13.10             13.12
   Year ended 10/31/98 ....                44.08              .08(b)                 6.22              6.30
   Year ended 10/31/97 ....                34.91             (.05)(b)               10.25             10.20
   10/2/96++ to 10/31/96 ..                34.14             0.00                     .77               .77

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....            $   96.60         $   (.23)(b)            $ (10.70)         $ (10.93)
   Year ended 11/30/00 ....               112.59             (.91)(b)              (11.04)           (11.95)
   Year ended 11/30/99 ....                69.04             (.68)(b)               49.40             48.72
   Year ended 11/30/98 ....                54.63             (.50)(b)               15.49             14.99
   Year ended 11/30/97 ....                51.17             (.45)(b)                4.33              3.88
   10/2/96++ to 11/30/96 ..                47.32             (.05)(b)                3.90              3.85

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....            $   31.07         $   (.14)(b)            $  (9.07)         $  (9.21)
   Year ended 9/30/00 .....                24.01             (.30)(b)                7.36              7.06
   Year ended 9/30/99 .....                22.37             (.15)(b)                2.80              2.65
   Year ended 9/30/98 .....                30.42             (.09)(b)               (6.73)            (6.82)
   10/2/96++ to 9/30/97 ...                27.82             (.17)(b)                6.88              6.71

The Alliance Fund
   12/1/00 to 5/31/01+ ....            $    5.86         $   (.01)(b)            $   (.18)         $   (.19)
   Year ended 11/30/00 ....                 7.58             (.02)(b)               (1.06)            (1.08)
   Year ended 11/30/99 ....                 5.98             (.01)(b)                2.00              1.99
   Year ended 11/30/98 ....                 8.69             (.01)(b)                (.53)             (.54)
   Year ended 11/30/97 ....                 7.71             (.02)(b)                2.10              2.08
   10/2/96++ to 11/30/96 ..                 6.99             0.00                     .72               .72

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....            $    4.08         $    .02(b)             $    .11          $    .13
   Year ended 10/31/00 ....                 3.71              .05(b)                  .54               .59
   Year ended 10/31/99 ....                 3.44              .04(b)                  .63               .67
   Year ended 10/31/98 ....                 3.48              .04(b)                  .43               .47
   Year ended 10/31/97 ....                 3.00              .05(b)                  .87               .92
   10/2/96++ to 10/31/96 ..                 2.97             0.00                     .03               .03

Alliance Balanced Shares
   Year ended 7/31/01 .....            $   15.54         $    .44(b)             $   1.16          $   1.60
   Year ended 7/31/00 .....                15.64              .43(b)                  .50               .93
   Year ended 7/31/99 .....                15.98              .39(b)                 1.29              1.68
   Year ended 7/31/98 .....                16.17              .37(b)                 1.87              2.24
   10/2/96++ to 7/31/97 ...                14.79              .23(b)                 3.22              3.45

Alliance New Europe Fund
   Year ended 7/31/01 .....            $   21.18         $   0.00(b)             $  (4.87)         $  (4.87)
   Year ended 7/31/00 .....                18.58             (.01)(b)                3.52              3.51
   Year ended 7/31/99 .....                21.79              .13(b)                 (.78)             (.65)
   Year ended 7/31/98 .....                18.57              .08(b)                 5.28              5.36
   10/2/96++ to 7/31/97 ...                16.25              .11(b)                 3.76              3.87

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....            $   13.53         $    .04(b)             $  (3.43)         $  (3.39)
   Year ended 6/30/00 .....                11.77             0.00                    2.82              2.82
   Year ended 6/30/99 .....                12.63              .02(b)                  .93               .95
   Year ended 6/30/98 .....                13.23              .19(b)                  .80               .99
   10/2/96++ to 6/30/97 ...                12.14              .18(b)                 2.52              2.70

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....            $   10.58         $   (.03)(b)            $  (1.17)         $  (1.20)
   Year ended 11/30/00 ....                13.27             (.09)(b)               (2.16)            (2.25)
   Year ended 11/30/99 ....                 9.64             (.12)(b)(c)             3.75              3.63
   3/3/98+++ to 11/30/98 ..                10.00              .01(b)(c)              (.37)             (.36)

                                                         Less Dividends and Distributions                    Less Distributions
                                       --------------------------------------------------------------------  ------------------

                                        Dividends       Distributions                                              Total
                                        from Net        in Excess of         Distributions    Distributions       Dividends
                                       Investment      Net Investment            from         in Excess of          and
      Fiscal Year or Period              Income            Income            Capital Gains    Capital Gains     Distributions
      ---------------------            -----------     --------------       --------------    -------------  ----------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $  (2.65)         $   0.00          $  (2.65)
   Year ended 11/30/00 ....                   0.00              0.00             (2.36)             0.00             (2.36)
   Year ended 11/30/99 ....                   0.00              0.00              (.61)             0.00              (.61)
   Year ended 11/30/98 ....                   0.00              0.00             (1.46)             0.00             (1.46)
   Year ended 11/30/97 ....                   0.00              0.00             (1.08)             0.00             (1.08)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Health Care Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $   (.08)         $   (.01)         $   (.09)
   8/27/99+++ to 6/30/00 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....               $   0.00          $   0.00          $  (5.70)         $   0.00          $  (5.70)
   Year ended 10/31/00 ....                   0.00              0.00             (7.44)             0.00             (7.44)
   Year ended 10/31/99 ....                   0.00              0.00             (3.71)             0.00             (3.71)
   Year ended 10/31/98 ....                   0.00              0.00             (2.91)             0.00             (2.91)
   Year ended 10/31/97 ....                   0.00              0.00             (1.03)             0.00             (1.03)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $  (6.28)         $   0.00          $  (6.28)
   Year ended 11/30/00 ....                   0.00              0.00             (4.04)             0.00             (4.04)
   Year ended 11/30/99 ....                   0.00              0.00             (5.17)             0.00             (5.17)
   Year ended 11/30/98 ....                   0.00              0.00              (.58)             0.00              (.58)
   Year ended 11/30/97 ....                   0.00              0.00              (.42)             0.00              (.42)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....               $   0.00          $   0.00          $  (2.70)         $   0.00          $  (2.70)
   Year ended 9/30/00 .....                   0.00              0.00              0.00              0.00              0.00
   Year ended 9/30/99 .....                   0.00              0.00             (1.01)             0.00             (1.01)
   Year ended 9/30/98 .....                   0.00              0.00             (1.23)             0.00             (1.23)
   10/2/96++ to 9/30/97 ...                   0.00              0.00             (4.11)             0.00             (4.11)

The Alliance Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $   (.29)         $   0.00          $   (.29)
   Year ended 11/30/00 ....                   0.00              0.00              (.64)             0.00              (.64)
   Year ended 11/30/99 ....                   0.00              0.00              (.39)             0.00              (.39)
   Year ended 11/30/98 ....                   0.00              0.00             (2.17)             0.00             (2.17)
   Year ended 11/30/97 ....                   (.04)             0.00             (1.06)             0.00             (1.10)
   10/2/96++ to 11/30/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....               $   (.02)         $   0.00          $   (.24)         $   0.00          $   (.26)
   Year ended 10/31/00 ....                   (.05)             0.00              (.17)             0.00              (.22)
   Year ended 10/31/99 ....                   (.04)             (.01)             (.35)             0.00              (.40)
   Year ended 10/31/98 ....                   (.05)             0.00              (.46)             0.00              (.51)
   Year ended 10/31/97 ....                   (.06)             0.00              (.38)             0.00              (.44)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

Alliance Balanced Shares
   Year ended 7/31/01 .....               $   (.42)         $   0.00          $   (.74)         $   0.00          $  (1.16)
   Year ended 7/31/00 .....                   (.39)             0.00              (.64)             0.00             (1.03)
   Year ended 7/31/99 .....                   (.37)             0.00             (1.65)             0.00             (2.02)
   Year ended 7/31/98 .....                   (.36)             0.00             (2.07)             0.00             (2.43)
   10/2/96++ to 7/31/97 ...                   (.27)             0.00             (1.80)             0.00             (2.07)

Alliance New Europe Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $  (1.50)         $   (.13)         $  (1.63)
   Year ended 7/31/00 .....                   0.00              0.00              (.91)             0.00              (.91)
   Year ended 7/31/99 .....                   0.00              0.00             (2.56)             0.00             (2.56)
   Year ended 7/31/98 .....                   0.00              (.09)            (2.05)             0.00             (2.14)
   10/2/96++ to 7/31/97 ...                   (.09)             (.14)            (1.32)             0.00             (1.55)

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $  (1.37)         $   (.01)         $  (1.38)
   Year ended 6/30/00 .....                  (0.00)             0.00             (1.06)             0.00             (1.06)
   Year ended 6/30/99 .....                   (.17)             0.00             (1.64)             0.00             (1.81)
   Year ended 6/30/98 .....                   (.23)             0.00             (1.36)             0.00             (1.59)
   10/2/96++ to 6/30/97 ...                   (.19)             0.00             (1.42)             0.00             (1.61)

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....               $   0.00          $   0.00          $   0.00          $   0.00          $   0.00
   Year ended 11/30/00 ....                   0.00              0.00              (.44)             0.00              (.44)
   Year ended 11/30/99 ....                   0.00              0.00              0.00              0.00              0.00
   3/3/98+++ to 11/30/98 ..                   0.00              0.00              0.00              0.00              0.00

                                                                                        Ratios/Supplemental Data
                                                                 ------------------------------------------------------------------

                                Net Asset                                             Ratio of      Ratio of Net
                                  Value,                           Net Assets,        Expenses      Income (Loss)
                                 End of             Total        End of Period       to Average       to Average        Portfolio
      Fiscal Year or Period       Period          Return (a)     (000's omitted)     Net Assets       Net Assets      Turnover Rate
      ---------------------    -------------     ------------    ---------------     -----------     -------------    -------------
Alliance Premier Growth Fund
   12/1/00 to 5/31/01+ ....     $   24.70            (9.96)%        $474,590            1.20%*           (.52)%*           80%
   Year ended 11/30/00 ....         29.99           (11.61)          523,315            1.11             (.38)            125
   Year ended 11/30/99 ....         36.25            33.68           466,690            1.16             (.51)             75
   Year ended 11/30/98 ....         27.71            34.31           271,661            1.26(e)          (.28)             82
   Year ended 11/30/97 ....         22.10            30.98            53,459            1.25             (.28)             76
   10/2/96++ to 11/30/96 ..         17.99            12.86             1,922            1.50*            (.48)*            95

Alliance Health Care Fund
   Year ended 6/30/01 .....     $   11.36            (8.84)%         $ 7,518            1.42%            (.59)%             8%
   8/27/99+++ to 6/30/00 ..         12.54            25.40             6,184            1.61*(d)         (.36)(c)*         26

Alliance Growth Fund
   11/1/00 to 4/30/01+ ....     $   35.56           (24.02)%         $26,814             .94%*           (.09)%*           85%
   Year ended 10/31/00 ....         53.17             6.27            38,278             .83              .03              58
   Year ended 10/31/99 ....         56.88            29.08           142,720             .88              .03              62
   Year ended 10/31/98 ....         47.47            14.92           174,745             .93(e)           .17              61
   Year ended 10/31/97 ....         44.08            29.92           101,205             .98(e)          (.12)             48
   10/2/96++ to 10/31/96 ..         34.91             2.26               946            1.26*             .50*             46

Alliance Technology Fund
   12/1/00 to 5/31/01+ ....     $   79.39           (12.33)%        $289,888            1.18%*           (.54)%*           26%
   Year ended 11/30/00 ....         96.60           (11.22)          288,889            1.19             (.66)             46
   Year ended 11/30/99 ....        112.59            75.22           330,404            1.35(e)          (.78)             54
   Year ended 11/30/98 ....         69.04            27.73           230,295            1.37(e)          (.84)             67
   Year ended 11/30/97 ....         54.63             7.65           167,120            1.39(e)          (.81)             51
   10/2/96++ to 11/30/96 ..         51.17             8.14               566            1.75*           (1.21)*            30

Alliance Quasar Fund
   10/1/00 to 3/31/01+ ....     $   19.16           (31.70)%         $88,117            1.43%*          (1.22)%*           63%
   Year ended 9/30/00 .....         31.07            29.40           135,414            1.39(e)         (1.08)            160
   Year ended 9/30/99 .....         24.01            12.16           164,671            1.42(e)          (.62)             91
   Year ended 9/30/98 .....         22.37           (23.24)          175,037            1.38(e)          (.32)            109
   10/2/96++ to 9/30/97 ...         30.42            28.47            62,455            1.58*            (.74)*           135

The Alliance Fund
   12/1/00 to 5/31/01+ ....     $    5.38            (3.53)%         $30,982            1.03%*           (.40)%*          122%
   Year ended 11/30/00 ....          5.86           (15.66)            8,304             .83             (.35)             86
   Year ended 11/30/99 ....          7.58            35.66             9,970             .85             (.20)             97
   Year ended 11/30/98 ....          5.98            (8.19)           11,305             .83             (.16)            106
   Year ended 11/30/97 ....          8.69            32.00            10,275             .83             (.21)            158
   10/2/96++ to 11/30/96 ..          7.71            10.30             1,083             .89*             .38*             80

Alliance Growth and
Income Fund
   11/1/00 to 4/30/01+ ....     $    3.95             3.77%          $493,095            .79%*            .98%*            29%
   Year ended 10/31/00 ....          4.08            16.98           185,754             .65             1.21              53
   Year ended 10/31/99 ....          3.71            21.03            39,739             .68             1.12              48
   Year ended 10/31/98 ....          3.44            14.96            22,786             .76(e)          1.14              89
   Year ended 10/31/97 ....          3.48            33.61             3,207             .71(e)          1.42              88
   10/2/96++ to 10/31/96 ..          3.00             1.01                87             .37*            3.40*             88

Alliance Balanced Shares
   Year ended 7/31/01 .....     $   15.98            10.75%          $ 5,446             .91%            2.75%             63%
   Year ended 7/31/00 .....         15.54             6.48             2,943             .86             2.88              76
   Year ended 7/31/99 .....         15.64            11.71             2,627             .97(e)          2.56             105
   Year ended 7/31/98 .....         15.98            15.32             2,079            1.06(e)          2.33             145
   10/2/96++ to 7/31/97 ...         16.17            25.96             1,565            1.30(e)*         2.15*            207

Alliance New Europe Fund
   Year ended 7/31/01 .....     $   14.68           (24.42)%         $ 5,729            1.48%             .02%             84%
   Year ended 7/31/00 .....         21.18            19.21             9,196            1.34(e)          (.06)            103
   Year ended 7/31/99 .....         18.58            (2.54)            4,778            1.51(e)           .68              89
   Year ended 7/31/98 .....         21.79            32.55             3,143            1.56(e)           .39              99
   10/2/96++ to 7/31/97 ...         18.57            25.76             4,130            1.71(e)*          .77*             89

Alliance Worldwide
Privatization Fund
   Year ended 6/30/01 .....     $    8.76           (26.58)%         $ 1,343            1.50%             .38%             42%
   Year ended 6/30/00 .....         13.53            24.68             2,506            1.43(e)           .01              67
   Year ended 6/30/99 .....         11.77            10.12             1,610            1.62(e)           .37              58
   Year ended 6/30/98 .....         12.63             9.48             1,716            1.45             1.48              53
   10/2/96++ to 6/30/97 ...         13.23            25.24               374            1.96*            2.97*             48

Alliance International
Premier Growth Fund
   12/1/00 to 5/31/01+ ....     $    9.38           (11.34)%         $16,448            1.85%*           (.65)%*          187%
   Year ended 11/30/00 ....         10.58           (17.57)           18,800            1.61             (.68)            111
   Year ended 11/30/99 ....         13.27            37.66             2,386            2.21(d)(e)      (1.06)            107
   3/3/98+++ to 11/30/98 ..          9.64            (3.60)            1,386            2.20(d)*          .13*            151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 52.


                                     50 & 51

                                                                   Income from Investment Operations
                                                         ----------------------------------------------------
                                                                               Net Gains
                                         Net Asset                           or Losses on
                                          Value,                              Securities          Total from
                                         Beginning       Net Investment     (both realized        Investment
      Fiscal Year or Period              of Period        Income (Loss)     and unrealized)       Operations
      ---------------------            ------------      ---------------    ---------------     -------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....            $   15.28         $   (.11)(b)            $  (4.58)         $  (4.69)
   Year ended 7/31/00 .....                11.74             (.12)(b)                3.86              3.74
   Year ended 7/31/99 .....                12.20             (.07)(b)                 .77               .70
   Year ended 7/31/98 .....                12.89             (.07)(b)                 .37               .30
   10/2/96++ to 7/31/97 ...                12.56             (.08)(b)                1.97              1.89

Alliance International Fund
   Year ended 6/30/01 .....            $   19.72         $   (.04)(b)(c)         $  (5.56)         $  (5.60)
   Year ended 6/30/00 .....                16.24              .01(b)(c)              4.66              4.67
   Year ended 6/30/99 .....                18.54              .01(b)(c)              (.75)             (.74)
   Year ended 6/30/98 .....                18.67              .02(b)(c)              1.13              1.15
   10/2/96++ to 6/30/97 ...                17.96              .16(b)                 1.78              1.94

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....            $   10.41         $    .06(b)(c)          $  (1.94)         $  (1.88)
   Year ended 7/31/00 .....                 8.24             (.02)(b)(c)             2.19              2.17
   Year ended 7/31/99 .....                 4.85              .04(b)(c)              3.35              3.39
   9/3/97+++ to 7/31/98 ...                10.00              .10(b)(c)             (5.18)            (5.08)

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....            $    9.81         $   (.07)(b)(c)         $  (1.80)         $  (1.87)
   Year ended 10/31/00 ....                10.54             (.17)(b)                (.56)             (.73)
   Year ended 10/31/99 ....                 5.90             (.10)(b)(c)             4.74              4.64
   Year ended 10/31/98 ....                 7.56             (.08)(b)(c)            (1.58)            (1.66)
   Year ended 10/31/97 ....                11.04             (.15)(b)(c)            (2.99)            (3.14)
   10/2/96++ to 10/31/96 ..                11.65             0.00(b)(c)              (.61)             (.61)

                                                         Less Dividends and Distributions                    Less Distributions
                                       --------------------------------------------------------------------  ------------------

                                        Dividends       Distributions                                              Total
                                        from Net        in Excess of         Distributions    Distributions       Dividends
                                       Investment      Net Investment            from         in Excess of          and
      Fiscal Year or Period              Income            Income            Capital Gains    Capital Gains     Distributions
      ---------------------            -----------     --------------       --------------    -------------  ----------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $   0.00          $  (1.73)         $  (1.73)
   Year ended 7/31/00 .....                   0.00              0.00              (.20)             0.00              (.20)
   Year ended 7/31/99 .....                   0.00              0.00             (1.16)             0.00             (1.16)
   Year ended 7/31/98 .....                   0.00              0.00              (.99)             0.00              (.99)
   10/2/96++ to 7/31/97 ...                   0.00              0.00             (1.56)             0.00             (1.56)

Alliance International Fund
   Year ended 6/30/01 .....               $   0.00          $   0.00          $  (3.28)         $   (.14)         $  (3.42)
   Year ended 6/30/00 .....                   0.00              0.00             (1.19)             0.00             (1.19)
   Year ended 6/30/99 .....                   (.01)             (.51)            (1.04)             0.00             (1.56)
   Year ended 6/30/98 .....                   (.02)             (.05)            (1.21)             0.00             (1.28)
   10/2/96++ to 6/30/97 ...                   (.15)             0.00             (1.08)             0.00             (1.23)

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....               $   0.00          $   0.00          $   0.00          $   0.00          $   0.00
   Year ended 7/31/00 .....                   0.00              0.00              0.00              0.00              0.00
   Year ended 7/31/99 .....                   0.00              0.00              0.00              0.00              0.00
   9/3/97+++ to 7/31/98 ...                   (.07)             0.00              0.00              0.00              (.07)

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....               $   0.00          $   0.00          $  (1.11)         $   0.00          $  (1.11)
   Year ended 10/31/00 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/99 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/98 ....                   0.00              0.00              0.00              0.00              0.00
   Year ended 10/31/97 ....                   0.00              0.00              (.34)             0.00              (.34)
   10/2/96++ to 10/31/96 ..                   0.00              0.00              0.00              0.00              0.00

                                                                                      Ratios/Supplemental Data
                                                                 ------------------------------------------------------------------

                                Net Asset                                             Ratio of       Ratio of Net
                                  Value,                           Net Assets,        Expenses       Income (Loss)
                                 End of             Total        End of Period       to Average       to Average        Portfolio
      Fiscal Year or Period       Period          Return (a)     (000's omitted)     Net Assets       Net Assets      Turnover Rate
      ---------------------    -------------     ------------    --------------      -----------     -------------    -------------
Alliance Global
Small Cap Fund
   Year ended 7/31/01 .....     $    8.86           (33.71)%         $   797         1.83%(e)           (1.03)%           121%
   Year ended 7/31/00 .....         15.28            32.19               707         1.69(e)             (.76)            133
   Year ended 7/31/99 .....         11.74             7.63               189         2.13(e)             (.63)            120
   Year ended 7/31/98 .....         12.20             2.82               392         1.87(e)             (.57)            113
   10/2/96++ to 7/31/97 ...         12.89            17.08               333         2.05(e)*            (.84)*           129

Alliance International Fund
   Year ended 6/30/01 .....     $   10.70           (31.77)%         $ 6,272         1.58%(d)(e)         (.32)%(c)         89%
   Year ended 6/30/00 .....         19.72            29.64            25,407         1.55(d)(e)(f)        .04(c)          154
   Year ended 6/30/99 .....         16.24            (3.62)           33,949         1.57(d)(e)           .04(c)          178
   Year ended 6/30/98 .....         18.54             6.98            47,154         1.47(d)              .13(c)          121
   10/2/96++ to 6/30/97 ...         18.67            11.57             8,697         1.69(e)*            1.47*             94

Alliance Greater
China '97 Fund
   Year ended 7/31/01 .....     $    8.53           (18.06)%         $   386         2.21%(d)(e)          .71%             64%
   Year ended 7/31/00 .....         10.41            26.34               273         2.22(d)(e)          (.15)            158
   Year ended 7/31/99 .....          8.24            69.90               161         2.22(d)(e)           .58              94
   9/3/97+++ to 7/31/98 ...          4.85           (51.06)               60         2.22(d)(e)*         1.51*             58

Alliance All-Asia
Investment Fund
   11/1/00 to 4/30/01+ ....     $    6.83           (21.12)%         $ 4,655         2.70%(d)(e)*       (1.99)%(c)*       142%
   Year ended 10/31/00 ....          9.81            (6.93)            5,155         2.19(e)(f)         (1.31)            153
   Year ended 10/31/99 ....         10.54            78.64             4,746         2.45(d)(e)         (1.33)            119
   Year ended 10/31/98 ....          5.90           (21.96)            2,012         3.46(d)(e)         (1.22)             93
   Year ended 10/31/97 ....          7.56           (29.42)            1,338         3.21(d)            (1.51)             70
   10/2/96++ to 10/31/96 ..         11.04            (5.24)               27         4.97(d)*            1.63*             66

--------------------------------------------------------------------------------
+     Unaudited.
++    Commencement of distribution.
+++   Commencement of operations.

*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                                       1996      1997       1998        1999       2000       2001
Alliance All-Asia Investment Fund
Advisor Class                          5.54%*    3.43%      4.39%       2.93%        --       2.88%*

Alliance International Premier
Growth Fund
Advisor Class                            --        --       6.28%*      2.96%        --         --

Alliance International Fund
Advisor Class                                    1.69%      1.62%       1.70%      1.69%      1.72%

Alliance Greater China '97 Fund
Advisor Class                                      --      18.13%*     19.01%      9.61%      9.35%

Alliance Health Care Fund
Advisor Class                                      --         --          --       1.65%        --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets assuming the assumption and/or waiver/reimbursement of expenses described in note (d) above would have been as follows:


                                           1997        1998        1999       2000        2001
Alliance International Fund
Advisor Class                              1.69%*        --        1.55%      1.53%       1.57%

Alliance Global Small Cap Fund
Advisor Class                              2.04%*      1.84%       2.10%      1.68%       1.82%

Alliance New Europe Fund
Advisor Class                              1.71%*      1.54%       1.50%      1.33%         --

Alliance All-Asia Investment Fund
Advisor Class                                --        3.41%       2.43%      2.18%       2.70%*

Alliance Balanced Shares
Advisor Class                              1.29%*      1.05%        .96%        --          --

Alliance Worldwide Privatization Fund
Advisor Class                                --          --        1.61%      1.42%         --

Alliance Quasar Fund
Advisor Class                                --        1.37%       1.41%      1.38%*        --

Alliance International Premier
Growth Fund
Advisor Class                                --          --        2.20%        --          --

Alliance Growth and Income Fund
Advisor Class                               .70%        .75%         --         --          --

Alliance Growth Fund
Advisor Class                               .96%        .92%         --         --          --

Alliance Technology Fund Fund
Advisor Class                              1.38%       1.36%       1.34%        --          --

Alliance Greater China '97 Fund
Advisor Class                                --        2.20%*      2.20%      2.20%       2.20%

Alliance Premier Growth Fund
Advisor Class                                --        1.25%         --         --          --

(f) Includes interest expense. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Advisor Class, 1.68% for 2000. If Alliance All-Asia Investment Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Advisor Class, .70% for 2001.



                                     52 & 53

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.52 in 2000.


The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6222.46 at the end of 2000, down approximately 10% from the end of 1999. On October 5, 2001, the FT-SE index closed at 5036.00.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 413 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. The TOPIX closed at 1283.67 at the end of 2000, down approximately 25% from the end of 1999. On October 5, 2001, the TOPIX closed at 1070.45.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. In November 2000, amidst growing dissatisfaction with Mr. Mori's leadership, the parliament submitted a motion of no confidence, which was narrowly defeated. Mr. Mori was replaced as Prime Minister by Junichiro Koizumi in April 2001. On July 29, 2001, the LDP won 64 of the 121 open seats in the House of Councillors election, leaving the LDP-led coalition a substantial majority in both houses of the Parliament. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. While there has been some improvement, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalling economy. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization ("WTO"). With all bilateral and multilateral negotiations now completed, it is anticipated that China's entry into the WTO will be finalized by early 2002. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.


China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

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

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

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, N.J. 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com.

Fund                                                                SEC File No.
--------------------------------------------------------------------------------
Alliance Premier Growth Fund                                         811-06730
Alliance Health Care Fund                                            811-09329
Alliance Growth Fund                                                 811-05088
Alliance Technology Fund                                             811-03131
Alliance Quasar Fund                                                 811-01716
The Alliance Fund                                                    811-00204
Alliance Growth & Income                                             811-00126
Alliance Balanced Shares                                             811-00134
Alliance New Europe Fund                                             811-06028
Alliance Worldwide Privatization Fund                                811-08426
Alliance International Premier Growth Fund                           811-08527
Alliance Global Small Cap Fund                                       811-01415
Alliance International Fund                                          811-03130
Alliance Greater China '97 Fund                                      811-08201
Alliance All-Asia Investment Fund                                    811-08776

--------------------------------------------------------------------------------


Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


--------------------------------------------------------------------------------

[LOGO]                  ALLIANCE PREMIER GROWTH FUND, INC.
___________________________________________________________
c/o
Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
___________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                     February 1, 2001
                (as amended November 1, 2001)
___________________________________________________________

      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 1, 2001, for Alliance Premier Growth Fund, Inc. (the "Fund") that offers Class A,
Class B and Class C shares of the Fund and the current Prospectus, dated November 1, 2001, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2000 are included in the annual report to shareholders and for the period ended May 31, 2001 are included in the semi-annual report to shareholders and are incorporated into this SAI by reference. Copies of either Prospectus, the annual report and the semi-annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone numbers shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND....................................
MANAGEMENT OF THE FUND.....................................
EXPENSES OF THE FUND.......................................
PURCHASE OF SHARES.........................................
REDEMPTION AND REPURCHASE OF SHARES........................
SHAREHOLDER SERVICES.......................................
NET ASSET VALUE............................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................
PORTFOLIO TRANSACTIONS.....................................
GENERAL INFORMATION........................................
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
  STATEMENTS...............................................

APPENDIX A.................................................  A-1
APPENDIX B: CERTAIN EMPLOYEE BENEFIT PLANS.................  B-1

__________________________

(R) This registered service mark used under license from the owner, Alliance Capital Management, L.P.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

      The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. In addition, the Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Additional Investment Policies and Practices

         The following investment policies and restrictions supplement those set forth above and in the Prospectus. Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Directors of the Fund without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Convertible Securities. The Fund may invest in convertible securities which include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may invest up to 20% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

         Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Foreign Securities. The Fund may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and
(b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities (excluding Rule 144A securities) issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealers to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         The Fund's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Fund's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

         General. When business or financial conditions warrant, the Fund may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities, which may include U.S. Government securities, or hold its assets in cash.

Other Investment Practices

         While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

         Puts and Calls. The Fund may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Fund will not write put options.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not sell a call written by it unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         Premiums received by the Fund in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

         As noted above, the Fund may also purchase and sell call and put options written by others or combinations thereof, but the aggregate cost of all outstanding options purchased and held by the Fund, including options on market indices as described below, will at no time exceed 10% of the Fund's total assets. If an option is not sold and expires without being exercised, the Fund would suffer a loss in the amount of the premium paid by the Fund for the option.

         Options on Market Indices. The Fund may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

         The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         For a more detailed description of stock index futures contracts, see Appendix A.

         General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position.

      Lending of Portfolio Securities. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund's investment risks. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund's total assets (including collateral for any stock loaned).

Certain Fundamental Investment Policies

         The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or
(ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Fund may not:

                   (a)  with respect to 75% of its assets (i)
have more than 5% of its assets invested in any one issuer and
(ii) own more than 10% of the outstanding voting securities of any one issuer;

                   (b)  invest 25% or more of the value of its
total assets in the same industry except that this restriction does not apply to securities issued or guaranteed by the U.S.
Government, its agencies and instrumentalities;

                   (c)  issue senior securities (except to the
extent that securities lending may be considered senior securities) or borrow money, except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

                   (d)  pledge, mortgage, hypothecate or
otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings;

                   (e)  invest in the securities of any issuer
that has a record of less than three years of continuous operation (including the operation of any predecessor) if the investment at the time thereof would cause more than 10% of the value of the Fund to be invested in the securities of such issuer or issuers;

                   (f) make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed the making of a loan;

                   (g)  participate on a joint or joint and
several basis in any securities trading account;

                   (h)  invest in companies for the purpose of
exercising control;

                   (i)  write put options;

                   (j)  purchase the securities of any other
investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets; or

                   (k)(i) purchase or sell real estate except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts (other than stock index futures contracts), (iii) invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
(iv) make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions or (v) act as an underwriter of securities, except that the Fund may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

         In addition, the Fund has undertaken with the Securities Administrators of certain states where the Fund's shares are sold not to purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies, that it will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, it will not engage in options in the over-the-counter market if such options are available on an exchange, it will only transact in over-the-counter options with major broker-dealer and financial institutions whom the Fund's Adviser considers creditworthy, it will only engage in options which are liquid and readily marketable, i.e., the market will be of sufficient depth and liquidity so as not to create undue risk, the aggregate premiums paid on all options which are held at any time do not exceed 20% of the company's total net assets, the Fund prohibits the purchase or retention of the securities of any issuer if its officers, Directors or Advisors owning beneficially more than one-half of one percent of the securities of each issuer together own beneficially more than five percent of such securities, any securities transaction effected through an affiliated broker-dealer will be fair and reasonable in compliance with Rule 17e-1 under the 1940 Act, and that special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. The Fund will not invest in warrants if such warrants valued at the lower of cost or market would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will not invest in real estate partnerships and will not invest in mineral leases.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Adviser

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2001, totaling approximately $465 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

    Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the

Fund. Such officers and employees may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $146,467 in respect of such services during the fiscal year of the Fund ended in 2000.

         For the services rendered by the Adviser prior to October 13, 1998 under the Advisory Agreement, the Fund paid the Adviser at an annualized rate of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. At their Regular Meeting held on October 13, 1998, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to amend the Advisory Agreement to substitute for the flat 1% fee a schedule of percentages based on the Fund's average daily net assets. For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of 1.00% of the first $5 billion, .95% of the excess over $5 billion up to $7.5 billion, .90% of the excess over $7.5 billion up to $10 billion and .85% of the excess over $10 billion of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended in 2000, 1999 and 1998, the Adviser received from the Fund advisory fees of $178,302,690, $105,739,475 and $31,072,604, respectively.

         The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

      The Advisory Agreement remains in effect for successive twelve-month periods computed from each August 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. The Advisory Agreement was approved for another annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 17-19, 2001.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap

Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, The AllianceBernstein Trust, EQ Advisors Trust and Sanford C. Bernstein Fund, Inc. all registered open-end investment companies; and to ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each of the Directors and Officers are trustees, directors and officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      JOHN D. CARIFA,* 56, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1996.
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

      RUTH BLOCK, 70, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ; Chairman and Chief Executive Officer of Evlico; a Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

      DAVID H. DIEVLER, 72, is an independent consultant.
Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

      JOHN H. DOBKIN, 59, Consultant.  Currently President of
the Board of Save Venice, Inc. (preservation organization). Formerly a Senior Advisor from June 1999 - June 2000 and President from December 1989 - May 1999 of Historic Hudson Valley
(historic preservation).   Previously, he was Director of the
National Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

      WILLIAM H. FOULK, JR., 69, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

      CLIFFORD L. MICHEL, 62, is a Senior Counsel of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1996. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

      DONALD J. ROBINSON, 67, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe LLP since January 1995. He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and a Trustee of the Museum of the City of New York. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

      ALFRED HARRISON, Executive Vice President, 64, is Vice
Chairman and a Director of ACMC, with which he has been associated since prior to 1996.

      KATHLEEN A. CORBET, Senior Vice President, 41, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1996.

      THOMAS J. BARDONG, Vice President, 56, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

      DANIEL NORDBY, Vice President, 57, is a Senior Vice
President of ACMC, with which he has been associated since
1996.

      MICHAEL J. REILLY, Vice President, 37, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

      EDMUND P. BERGAN, JR., Secretary, 51, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Global Investor Services, Inc.
("AGIS"), with which he has been associated since prior to 1996.

      ANDREW L. GANGOLF, Assistant Secretary, 47, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

      DOMENICK PUGLIESE, Assistant Secretary, 40, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

      MARK D. GERSTEN, Treasurer and Chief Financial Officer,
51, is a Senior Vice President of AGIS with which he has been associated since prior to 1996.

         VINCENT S. NOTO, Controller, 36, is a Vice President of
AGIS, with which he has been associated since prior to 1996.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the registered investment companies to which the Adviser provides investment advisory services

(collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                             Total Number  Total Number
                                                of Investment of Investment
                                                Companies in  Portfolios
                                                the Alliance  within the
                                 Total          Fund Complex, Alliance Fund
                                 Compensation   Including the Complex
                                 From the       Fund, as to   including the
                    Aggregate    Alliance Fund  which the     Fund,as to which
                    Compensation Complex,       Director is a the Director
Name of Director    From the     Including the  Director or   is a Director
of the Fund         Fund         Fund           Trustee       or Trustee
---------------     ------------ -------------- ------------- ----------------

John D. Carifa        $0          $0                46             110
Ruth Block            $3,968      $155,738          35             85
David H. Dievler      $4,076      $223,025          41             91
John H. Dobkin        $4,076      $187,175          38             88
William H. Foulk, Jr. $4,074      $220,738          42             107
Clifford L. Michel    $3,889      $171,138          36             88
Donald J. Robinson    $4,075      $160,777          38             100

         As of October 5, 2001, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $17,068,532, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $14,509,683. Of the $31,578,215 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $683,083 was spent on advertising, $452,099 on the printing and mailing of prospectuses for persons other than current shareholders, $19,814,294 for compensation to broker-dealers and other financial intermediaries (including, $1,697,319 to the Fund's Principal Underwriter), $3,086,982 for compensation to sales personnel, $7,541,757 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $99,127,212, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $65,177,618. Of the $164,304,830 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $863,608 was spent on advertising, $659,715 on the printing and mailing of prospectuses for persons other than current shareholders, $139,643,999 for compensation to broker-dealers and other financial intermediaries (including, $2,144,287 to the Fund's Principal Underwriter), $2,014,121 for compensation to sales personnel, $3,787,446 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $17,335,941 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended November 30, 2000, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $37,254,661, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $11,264,193. Of the $48,518,854 paid by the Fund and the Adviser, under the Rule 12b-1 Plan with respect to the Class C shares, $413,131 was spent on advertising, $268,572 on the printing and mailing of prospectuses for persons other than current shareholders, $44,536,634 for compensation to broker-dealers and other financial intermediaries (including, $1,029,006 to the Fund's Principal Underwriter), $985,143 for compensation to sales personnel, $1,822,255 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $493,119 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $278,167,039 (3.16% of the net assets of Class B) and $23,907,484
(.71% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to

 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 17-19, 2001.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AGIS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended November 30, 2000, the Fund paid AGIS $34,507,167 pursuant to the Transfer Agency Agreement.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"),or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by "qualified state tuition programs" (within the meaning of Section 529 of the Code) approved by AFD, (iv) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (v) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Initial Sales Charge Alternative--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Easter time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and the Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less
____________________

** Advisor Class shares are sold only to investors described above in this section under "-General."

than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 2000, 1999 and 1998, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $53,682,884, $65,212,667 and $23,155,391, respectively. Of that amount, the Principal Underwriters received the amounts of $2,204,093, $2,941,087 and $705,099, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriters). During the Fund's fiscal years ended in 2000, 1999 and 1998, the Principal Underwriter received contingent deferred sales charges of $295,407, $157,564 and $19,393, respectively, on Class A shares, $17,735,817, $9,314,135 and $2,270,709, respectively, on Class B shares, and $1,431,054, $1,019,542 and $244,886, respectively, on Class C shares.

Class A shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge
                          ------------

                                                 Discount Or
                                                 Commission
                                    As % of      To Dealers
                        As % of     the Public   Or Agents
Amount of               Net Amount  Offering     As % of
Purchase                Invested    Price        Offering Price
--------                ----------  ----------   --------------

Less than
  $100,000              4.44%       4.25%        4.00%
$100,000 but
  less than
  250,000               3.36        3.25         3.00
250,000 but
  less than
  500,000               2.30        2.25         2.00
500,000 but
  less than
  1,000,000*            1.78        1.75         1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "-- Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "-
-Class B Shares-- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio

  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS. at the address or telephone numbers shown on the cover of this SAI.

      Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

      Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

      Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);
(iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred
                        Sales Charge as a %
                        of Dollar Amount
Year Since Purchase     Subject to Charge
-------------------     -------------------
First                        4.0%
Second                       3.0%
Third                        2.0%
Fourth                       1.0%
Fifth and Thereafter         None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986 as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         Class B shares purchased on or before July 10, 1998, will automatically convert to Class A shares in accordance with the conversion schedule in effect at that time, i.e., six years after the end of the calendar month in which the shareholder's purchase order was accepted.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six or eight years, as the case may be, after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the Shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee.

Advisor Class shares do not have any distribution services fee.
As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

      Subject only to the limitations described below, the Fund's Charter require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained by electronic funds transfer from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

      Telephone Redemptions - General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

      Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

      You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund.

Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash
("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

      Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

      None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

      The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

              Alliance Global Investor Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

      The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Reinvestment Program

         Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan

      A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B ,

Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B shares and Class C shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

      The per share net asset value is computed in accordance with the Fund's Charter and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Securities and Exchange Commission and other governmental rules and regulations, at a time when:

(1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets or (3) for the protection of shareholders, the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

      Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and
Distributions

General

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves the Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax counsel with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state and local tax laws to his or her own particular situation and the possible effects of changes therein.

         It is the present policy of the Fund to distribute to shareholders all net investment income annually and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 (or November 30 if elected by the Fund) of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from certain dividends received from domestic corporations, provided the corporate shareholder holds shares in the Fund for at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         The Fund may be required to withhold federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Options, Futures Contracts and Warrants. Regulated futures contracts and certain listed options are considered "section 1256 contracts" for federal income tax purposes.
Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to put and call equity options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option. Warrants which are invested in by the Fund will generally be treated in the same manner for federal income tax purposes as options held by the Fund.

         Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      During the fiscal years ended November 30, 2000, 1999 and 1998, the Fund incurred brokerage commissions amounting in the aggregate to $46,124,052, $20,120,671 and $6,503,665, respectively. During the fiscal year ended November 30, 2000, 1999 and 1998, brokerage commissions amounting in the aggregate to $506,844, $750,600 and $217,373, respectively, were paid to SCB & Co. During the fiscal year ended November 30, 2000, the brokerage commissions paid to SCB & Co. constituted 1.10% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 2000, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions 0% were effected through SCB & Co. During the fiscal year ended November 30, 2000, transactions in the portfolio securities of the Fund aggregated $51,590,352,217. Brokerage commissions of approximately $14,734,196 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1992. The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock and 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

      All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      At the close of business on October 5, 2001, there were 633,213,902 shares of common stock of the Fund outstanding including 175,351,245 Class A shares, 314,197,551 Class B shares, 118,333,658 Class C shares and 25,331,448 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 5, 2001:

                                         No. of
                                         Shares         % of
Name and Address:                        of Class       Class
----------------                         --------       ------

Class A

MLPF&S
For the Sole Benefit
  of Its Customers
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              30,432,407     17.33%

Class B

MLPF&S
For the Sole Benefit
  of Its Customers
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              81,746,870     26.00%

Class C

MLPF&S
For the Sole Benefit
  of Its Customers
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              40,858,832     34.08%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY  10001-2483                 12,047,811     10.17%

Advisor Class

MLPF&S
Attn:  Fund Administration (97LSI)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484              10,950,523     43.27%

CollegeBound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Drive
Secaucus, New Jersey  07094              1,913,514      7.55%

Custodian

         State Street Bank and Trust Company, 225 Franklined Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, has been appointed as independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its total return, which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Securities and Exchange Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year.

         Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The average annual total return based on net asset value for each class of shares for the one- and five- and ten-year periods ended May 31, 2001 (or since inception through that date, as noted) was as follows:

                       Year      5 Years   10 Years
                       Ended     Ended     Ended
                       5/31/01   5/31/01   5/31/01
                       -------   -------   -------

Class A                (26.38)%  15.62%    16.78%*
Class B                (26.93)%  14.84%    16.04%*
Class C                (26.95)%  14.83%    16.64%*
Advisor
 Class                 (26.20)%  17.40%*   N/A

*  Inception dates: Class A shares:  September 28, 1992
                    Class B shares: September 28, 1992
                    Class C shares: May 3, 1993
                    Advisor Class shares:  October 2, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investor or placed in newspapers, magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "Growth Fund."

Additional Information

      Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

_________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
_________________________________________________________________

      The financial statements of the Fund dated November 30, 2000 and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to its annual report. The financial statements of the Fund dated May 31, 2001 are incorporated herein by reference to the semi-annual report.
These filings were made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report and the semi-annual report were filed on February 6, 2001 and August 9, 2001, respectively. They are available without charge upon request by calling AGIS at (800) 227-4618.

_________________________________________________________________

                           APPENDIX A:
_________________________________________________________________

         Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Adviser does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future. Certain exchanges and Boards of Trade have established daily limits on the amount that the price of a stock index futures contract may vary, either up or down, from the previous day's settlement price which limitations may restrict the Fund's ability to purchase or sell certain stock index futures contracts on a particular day.

         Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's Custodian an amount of cash or U.S. Government securities or other liquid high-quality debt securities equal to the market value of the stock index futures contract less any amounts maintained in a margin account with the Fund's broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Additional payments of cash, Government securities or other liquid high-quality debt securities, called variation margin, to and from the broker may be made on a daily basis as the price of the underlying stock index fluctuates, a process known as marking to the market. For example, when the Fund has purchased a stock index futures contract and the price of the futures contract has risen in response to a rise in the underlying stock index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the futures contract has declined in response to a decrease in the underlying stock index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

         Risks of Transactions in Stock Index Futures. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Fund's Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Successful use of stock index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

____________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares.

                          PART C
                     OTHER INFORMATION

ITEM 23. Exhibits

    (a) (1) Articles of Incorporation of Registrant - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

         (2)  Articles of Amendment to Articles of
              Incorporation of the Registrant dated July 31, 1992 and filed August 3, 1992 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

         (3) Certificate of Correction of Articles of Amendment dated September 22, 1992 and filed September 24, 1992 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730)
              filed with the Securities and Exchange
              Commission on October 30, 1998.

         (4)  Articles Supplementary to Articles of
              Incorporation of Registrant dated April 29,
              1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on October 30, 1998.

         (5)  Articles Supplementary to Articles of
              Incorporation of Registrant dated September
              30, 1996 and filed October 1, 1996 -
              Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

    (b) Bylaws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment
         No. 14 of Registrant's Registration Statement on
         Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

    (c)  Not applicable.

    (d)  Advisory Agreement between the Registrant and
         Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
         No. 14 of Registrant's Registration Statement on
         Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

         (2)  Amendment to the Distribution Services
              Agreement between the Registrant and Alliance Fund Distributors, Inc. dated July 16, 1996-Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on February 3, 1997.

         (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

         (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and

              811-6730) filed with the Securities and
              Exchange Commission on January 30, 1998.

    (f)  Not applicable.

    (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

    (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. -
         Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 14 of Registrant's
         Registration Statement on Form N-1A (File Nos. 33-
         49530 and 811-6730) filed with the Securities and Exchange Commission on January 30, 1998.

    (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

    (j)  Consent of Independent Auditors - Filed herewith.

    (k)  Not applicable.

    (l)  Not applicable.

    (m)  Rule 12b-1 Plan - See Exhibit e(1) hereto.

    (n)  (1)  Rule 18f-3 Plan - Incorporated by reference to
              Exhibit 18 to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 31, 1996.

         (2) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730)
              filed with the Securities and Exchange
              Commission on February 3, 1997.

    (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File

              Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on
              October 6, 2000, which is substantially
              identical in all material respects except as to the party which is the Registrant.

         (2)  Code of Ethics for the Alliance Capital
              Management L.P. and Alliance Fund
              Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment
              No. 31 of the Registration Statement on Form
              N-1A of Alliance Variable Products Series
              Fund, Inc. (File Nos. 33-18647 and 811-5398),
              filed with the Securities and Exchange
              Commission on April 27, 2001.

    Other Exhibits:

      Powers of Attorney for:  Ruth Block, John D.
         Carifa, David H. Dievler, John H. Dobkin, William
         H. Foulk, Jr., Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 333-41375 and 811-08527)
         filed with the Securities and Exchange Commission on February 27, 2001.

ITEM 24. Persons Controlled by or Under Common Control with the Fund.

         None.

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and
         Article VIII of the Registrant's By-Laws filed as Exhibit (b) in response to item 23 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and
         Article VIII, Section 1 through Section 6 of the

         Registrant's By-Laws, as set forth below.  The
         Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
         Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
    EMPLOYEES AND AGENTS.--

         (a) In this section the following words have the meaning indicated.

              (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2)  "Corporation" includes any domestic or
foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

              (3)  "Expenses" include attorney's fees.

              (4)  "Official capacity" means the following:

                   (i)   When used with respect to a
director, the office of director in the corporation; and

                  (ii)   When used with respect to a person
other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                (iii)    "Official capacity" does not
include   service for any other foreign or domestic
corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and
                        deliberate dishonesty; or

              (ii) The director actually received an
improper personal benefit in money, property, or services;
or

              (iii) In the case of any criminal
proceeding,the director had reasonable cause to believe that the act or omission was unlawful.

    (2)       (i)  Indemnification may be against
judgments,penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

      (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

              (i)  For a proceeding brought to enforce
indemnification under this section; or

              (ii) If the charter or bylaws of the
corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

    (c)  A director may not be indemnified under subsection
(b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

    (d)  Unless limited by the charter:

         (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

         (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

              (i)  If it determines a director is entitled
to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

              (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

         (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

    (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

         (2)  Such determination shall be made:

              (i)  By the board of directors by a majority
vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

              (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

              (iii)By the stockholders.

         (3)  Authorization of indemnification and
determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

         (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

              (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

              (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

         (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) For purposes of this section:

         (1)  The corporation shall be deemed to have
requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

         (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)      Unless limited by the charter:

         (1)  An officer of the corporation shall be
indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

         (2)  A corporation may indemnify and advance
expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

         (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

(k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

         (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

         (3)       The insurance or similar protection may
be provided by a subsidiary or an affiliate of the corporation.

(l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

         "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

         "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VII, Section 7 of the Registrant's By-Laws reads as follows:

         Section 7.  Insurance Against Certain Liabilities.
The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article VIII of the Registrant's By-Laws reads as follows:

         "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         "Section 4.  Indemnification of Employees and
Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         "Section 6.  Amendments.  References in this
Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the ``Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a), (b), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330
(September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI
Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management
L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Investment
Adviser.

         The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21,
1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

    (a)  Alliance Fund Distributors, Inc., the Registrant's
Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. acts as
Principal Underwriter or Distributor for the following investment companies:

           AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Fund, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Money Market Fund
              Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                 Trust, Inc.
              Alliance Premier Growth Fund, Inc.

              Alliance Quasar Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              AllianceBernstein Disciplined Value Fund, Inc.
              AllianceBernstein Real Estate Investment Fund, Inc.
              AllianceBernstein Utility Income Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios
              The AllianceBernstein Trust
              Sanford C. Bernstein Fund, Inc.


         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York,
10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President,
                                                    Director/
                                                    Trustee

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard A. Davies           Executive Vice President &
                            Managing Director

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,     Secretary/
                            General Counsel and        Clerk
                            Secretary

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Amy I. Belew                Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

William W. Collins, Jr.     Senior Vice President

James S. Comforti           Senior Vice President

Richard W. Dabney           Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

John A. Gagliano            Senior Vice President

Andrew L. Gangolf           Senior Vice President   Assistant
                            and Assistant General   Secretary/
                            Counsel                 Assistant
                                                    Clerk

John Grambone               Senior Vice President

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Susan L. Matteson-King      Senior Vice President

Shawn P. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Patrick J. Mullen           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President   Assistant
                            and Assistant General   Secretary
                            Counsel                 Assistant
                                                    Clerk

Kevin A. Rowell             Senior Vice President

John P. Schmidt             Senior Vice President

Kurt H. Schoknecht          Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

William C. White            Senior Vice President

Richard A. Winge            Senior Vice President

Emilie D. Wrapp             Senior Vice President
                            and Assistant General
                            Counsel

Gerard J. Friscia           Vice President and
                            Controller

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Adam J. Barnett             Vice President

Charles M. Barrett          Vice President

Matthew F. Beaudry          Vice President

Leo Benitez                 Vice President

Gregory P. Best             Vice President

Dale E. Boyd                Vice President

Robert F. Brendli           Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Faith C. Deutsch            Vice President

Janet B. DiBrita            Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

Adam E. Engelhardt          Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

John J. Fennessy            Vice President

Daniel J. Frank             Vice President

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Hyman Glasman               Vice President

Timothy J. Greeley          Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Scott Hutton                Vice President

Anthony D. Ialeggio         Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Eric G. Kalendar            Vice President

Danielle M. Klaskow         Vice President

Victor Kopelakis            Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Joseph R. Laspina           Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Kathryn Austin Masters      Vice President

Thomas M. McConnell         Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Marcia L. Mohler            Vice President

Thomas F. Monnerat          Vice President

Michael F. Nash, Jr.        Vice President

Timothy H. Nasworthy        Vice President

Nicole Nolan-Koester        Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Daniel P. O'Donnell         Vice President

Richard J. Olszewski        Vice President

Todd P. Patton              Vice President

Jeffrey R. Petersen         Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Arlene L. Reddington        Vice President

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Rayandra E. Slonina         Vice President

Jeffrey C. Smith            Vice President

David A. Solon              Vice President

William J. Spector          Vice President

Martine H. Stansbery, Jr.   Vice President

Eileen Stauber              Vice President

Gordon Telfer               Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

Michael D. Underhill        Vice President

Andrew B. Vaughey           Vice President

Wayne W. Wagner             Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Matthew Witschel            Vice President

Michael A. Wolfsmith        Vice President

Stephen P. Wood             Vice President

Keith A. Yoho               Vice President

Richard J. Appaluccio       Assistant Vice
                            President

Omar J. Aridi               Assistant Vice
                            President

Joseph D. Asselta           Assistant Vice
                            President

Andrew Berger               Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Daniel U. Brakewood         Assistant Vice
                            President

Alan T. Brum                Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Jorge Ciprian               Assistant Vice
                            President

Jeffrey T. Coghan           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Dorsey Davidge              Assistant Vice
                            President

Jennifer M. DeLong          Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Joan Eilbott                Assistant Vice
                            President

Bernard J. Eng              Assistant Vice
                            President

Michael J. Eustic           Assistant Vice
                            President

Gayle E. Gerrard            Assistant Vice
                            President

Kumar Jagdeo II             Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Mark W. Hubbard             Assistant Vice
                            President

David A. Hunt               Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Jeffrey M. Kusterer         Assistant Vice
                            President

Alexandra C. Landau         Assistant Vice
                            President

Laurel E. Lindner           Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Scott T. Malatesta          Assistant Vice
                            President

Gary D. McConnel            Assistant Vice
                            President

Amanda McNichol             Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Charles B. Nanick           Assistant Vice
                            President

David A. Nicosia            Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Christopher A. Panicoe      Assistant Vice
                            President

Raymond E. Parker           Assistant Vice
                            President

Wandra M. Perry-Hartsfield  Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Brendan J. Reynolds         Assistant Vice
                            President

Patricia Ridella            Assistant Vice
                            President

James A. Rie                Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice
                            President

Christina Santiago          Assistant Vice
                            President and
                            Counsel

Eileen B. Sebold            Assistant Vice
                            President

Orlando Soler               Assistant Vice
                            President

Nancy D. Testa              Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Eric D. Weedon              Assistant Vice
                            President

Jesse L. Weissberger        Assistant Vice
                            President

Nina C. Wilkinson           Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)   Not applicable.

ITEM 28.  Location of Accounts and Records.

       The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York,
          10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings

          Not applicable.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 31st day of October, 2001.

                             ALLIANCE PREMIER GROWTH FUND, INC.


                             By:/s/John D. Carifa
                             ---------------------------------
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                Title            Date
    ---------                -----            ----

1. Principal Executive Officer:

    /s/John D. Carifa
      John D. Carifa         Chairman         October 31, 2001
                             and President

2. Principal Financial
   and Accounting
   Officer:

    /s/Mark D. Gersten       Treasurer        October 31, 2001
      Mark D. Gersten

3. All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    Clifford L. Michel
    Donald J. Robinson

    By:/s/Edmund P. Bergan, Jr.               October 31, 2001
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                              Index to Exhibits

Exhibit No.   Description of Exhibits

(i)           Opinion and Consent of Seward & Kissel LLP
(j)           Consent of Independent Auditors















































                              C-30
00250118.BA0